PROSPECTUS

September 30, 2004
Multi-Strategy Hedge Opportunities LLC

Units of Limited Liability Company Interests

Multi-Strategy Hedge Opportunities LLC (the “Company”) is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to seek high total returns over a full market cycle through investment in hedge funds and other investment vehicles pursuing alternative investment strategies.

The units of limited liability company interests in the Company (“Units”) are not deposits in, obligations of, or guaranteed by Merrill Lynch & Co., Inc. or any of its affiliates, are not government guaranteed or insured, and are subject to investment risks, including the possible loss of the principal amount invested. See “Types of Investments and Related Risks.”

TOTAL OFFERING

Amount	$500,000,000
Distribution Fees (Sales Commissions) (1)	$ 15,000,000
Proceeds to the Company (2)	$500,000,000

(1)	Assumes distribution fees of 3%. (Investments generally are subject to a distribution fee of up to 3%, subject to waiver. Certain types of investors will not be charged these fees. See “Subscriptions for Units.”)
(2)	These estimated proceeds assume the sale of all Units registered under this offering.

FAM Distributors, Inc. (“FAMD”), an affiliate of the Adviser, acts as the principal underwriter with respect to the Company and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of FAMD is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Additional distributors (collectively with FAMD, the “Distributors”) may also be appointed. Distribution fees payable to the Distributors are charged as a percentage of a prospective investor’s subscription amount. The distribution fee represents a payment in addition to the subscription and will neither constitute a capital contribution made by the investor to the Company nor form part of the assets of the Company. FAMD also provides certain ongoing investor and account maintenance services pursuant to a Member Services Agreement with the Company for which the Company pays a monthly fee computed at the annual rate of 0.25% of the Company’s average month-end net assets. See “Member and Account Service Arrangements.” Units will be sold only to investors qualifying as “Eligible Investors” as described in this Prospectus.

The initial offering period will run through January 3, 2005, unless extended, and requires a minimum initial purchase from each investor of $25,000.

Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely information about the Company that a prospective investor should know before investing, and should be retained for future reference. It includes the information required to be included in a prospectus and statement of additional information. Additional information about the Company has been filed with the Securities and Exchange Commission and is available either on the Commission’s website at www.sec.gov or upon request and without charge.

Merrill Lynch Investment Managers LLC
Investment Adviser

222 Broadway 27th Floor New York, New York 10038 (866) ASK-MLIM

TO ALL INVESTORS

This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Company that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company for the investor. This Prospectus is qualified in its entirety by reference to the First Amended and Restated Limited Liability Company Agreement of Multi-Strategy Hedge Opportunities LLC (the “LLC Agreement”). The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.

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TABLE OF CONTENTS

Offering Summary	5
Summary of Fees and Expenses	18
The Company	19
Use of Proceeds	19
Structure	19
Investment Program	20
Types of Investments and Related Risks	24
Other Risks	34
Limits of Risk Disclosures	35
Investment Policies and Restrictions	36
Management of the Company	37
The Adviser	44
Investment Advisory Agreement	44
Code of Ethics	46
Voting	46
Brokerage	46
Administrator	47
Member and Account Services Arrangements	48
Custodian and Escrow Agent	48
Company Expenses	49
Management Fee	49
Capital Accounts and Allocations	50
Conflicts of Interest	54
Subscriptions for Units	57
Redemptions, Repurchases and Transfers of Units	59
Tax Aspects	63
ERISA Considerations	77
Additional Information Regarding the Limited Liability Company Agreement	78
Reports to Members	79
Term, Dissolution and Liquidation	79
Fiscal Year	80
Independent Registered Public Accountants and Legal Counsel	80
Inquiries and Financial Information	80
Appendix A Investor Qualifications	A-1
Appendix B Financial Statements	B-1

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OFFERING SUMMARY

In making an investment decision, an investor must rely upon his, her or its own examination of the Company and the terms of the offering, including the merits and risks involved in acquiring the Units of the Company. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this Prospectus. An investor should review the entire Prospectus before making a decision to purchase Units of the Company.

The Company	Multi-Strategy Hedge Opportunities LLC (the “Company”) is a recently formed limited liability company organized under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Company will sell units of limited liability company interests in the Company (the “Units”) in modest minimum denominations to high net worth individuals and institutional investors. The Units will have substantial restrictions on transfers.

The assets of the Company will be actively managed. The capital accounts of persons who purchase the Units will be subject to an asset-based fee payable to Merrill Lynch Investment Managers LLC, the investment adviser to the Company (the “Adviser”). Unlike many private investment funds that pursue similar investment policies, the Company has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the “1933 Act”). Investors who purchase Units and are admitted to the Company by its Board of Directors will become members of the Company (“Members”).

Investment Objective and Investment Program	The Company’s investment objective is to seek high total returns over a full market cycle through investments in hedge funds and other investment vehicles that pursue alternative investment strategies. The Company will seek to accomplish its objective by investing primarily in hedge funds, commodity pools, funds-of-funds and other alternative investment pools (collectively, “Portfolio Funds”) managed by securities and commodity trading advisors (“Portfolio Fund Managers”). Although the Company is not required to maintain exposure to any particular strategies, the Adviser anticipates that the Company will typically gain exposure, through its investment in Portfolio Funds, to a number of common alternative investment strategies, such as relative value, global macro, long/short equity and event driven strategies. The Portfolio Funds in which the Company will invest will be sponsored and managed by companies other than the Adviser and its affiliates (collectively, “Merrill Lynch”). The Company may, however, invest its uninvested cash balances in affiliated money market funds.

The Adviser will allocate the Company’s assets to Portfolio Funds that pursue one or more types of a variety of strategies. In allocating assets, the Adviser first determines which investment strategies should be included in the Company’s investment portfolio (based on its evaluation of market conditions) and the amount of Company assets to be allocated to such strategies. The Adviser next selects Portfolio Fund Managers that employ such strategies. The Adviser may take into

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account a number of factors when considering a Portfolio Fund Manager’s ability to manage assets using a particular investment style or styles, including:
•	the length of the Portfolio Fund Manager’s experience in that style;
•	the Portfolio Fund Manager’s capacity to manage assets in that style;
•	quantitative analysis of the Portfolio Fund Manager’s historical performance; and
•	qualitative judgments of the Portfolio Fund Manager’s organizational structure, professional depth and stability, and internal controls and risk management.

The Company will rely on the Adviser’s ability to select appropriate investment strategies and to select and monitor Portfolio Fund Managers to implement such strategies. Because the Adviser generally will not trade the Company’s assets itself (other than in allocating assets to Portfolio Funds), prospective investors should consider that their return will be largely dependent on the ability of the Adviser to select Portfolio Fund Managers who perform well over time.

The Adviser allocates assets to Portfolio Funds based upon, among other things, quantitative optimization techniques and risk management guidelines that seek to maintain an appropriate level of diversification. The Company, however, is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act. The Company will seek to invest in Portfolio Funds which, in the aggregate, maintain exposure to a range of strategies, markets and national economies. In addition to seeking a level of diversification, the Adviser may emphasize certain strategies that the Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. Based upon the number of available Portfolio Fund Managers pursuing an investment strategy and the Adviser’s view of the investment potential and diversification benefits of such strategy, certain of the Portfolio Funds selected by the Adviser may be allocated substantially larger portions of the Company’s assets than other Portfolio Funds. The Adviser will conduct periodic reviews of each Portfolio Fund’s performance and make allocations and reallocations of the assets based upon a continuing evaluation of investment performance, changes in the investment strategies or capabilities of Portfolio Funds and changes in market conditions.

The Adviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Adviser’s discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds. The Adviser may select new Portfolio Funds, or redeem from Portfolio Funds, at any time without prior notice to, or the consent of, investors in the Company. There is no minimum or maximum number of Portfolio Funds in which the Company must be

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invested. The Adviser, however, will not allocate more than 20% of the Company’s net assets (measured at the time of investment) to any Portfolio Fund, but may invest more than 20% of the Company’s net assets (measured at the time of investment) in two or more Portfolio Funds managed by the same Portfolio Fund Manager.

There can be no assurance that the Company’s objective will be achieved.

Risk Factors	The Investment Program Is Speculative and Entails Substantial Risks.
All securities investing and trading activities risk the loss of capital. No assurance can be given that the Company’s investment objective will be achieved or that the performance of the Company will be positive over any period of time. Many of the Portfolio Funds may use leverage, engage in short sales and derivative transactions, maintain concentrated portfolios, invest in illiquid securities or pursue other speculative and risky strategies. The Company may experience significant losses from investing in Portfolio Funds that use such strategies. As a non-diversified investment company, the Company is not subject to the percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. As a result, the investment portfolio of the Company may be subject to greater risk and volatility than if the portfolio were invested in the securities of a broader range of issuers.

Investment in the Company Is Not Suitable for All Investors. Prospective investors in the Company should review carefully the discussion under the caption “Types of Investments and Related Risks” for specific risks associated with the Company and the Portfolio Fund Managers’ styles of investing. An investment in the Company should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could incur substantial, or even total, losses on an investment in the Company. The Units are only suitable for persons willing to accept this high level of risk.

Proprietary Investment Strategies. The Portfolio Fund Managers may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Adviser or the Company. The Portfolio Fund Managers generally use investment strategies that differ, and involve greater risk and expense, from those typically employed by traditional managers of portfolios of stocks and bonds. These strategies may involve risks that are not anticipated by the Portfolio Fund Managers, the Adviser or the Company.

Substantial Use of Options and other Derivatives. Certain of the Portfolio Fund Managers may engage in a substantial amount of options trading, both for speculative and for hedging purposes. Options trading involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility affect option values, and options have limited life spans and may expire worthless despite the underlying position becoming profitable soon thereafter. Certain of the Portfolio Fund Managers make extensive use of other types of derivatives in their trading. Derivatives often carry a high degree of

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embedded leverage and, consequently, are highly price sensitive to changes in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk.

Investment in Equity Securities; Undervalued Companies. Portfolio Funds’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Equity positions may be taken in small and medium capitalization companies, with limited operating histories and financial resources. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. The level of volatility in portfolio holdings also may be increased to the extent the market moves in a manner not anticipated by a Portfolio Fund Manager. Additionally, certain of the Portfolio Fund Managers may invest in securities that they consider to be undervalued. These securities may be issued by companies in financial distress from which there can be no assurance that they will recover. In the event of an economic downturn, many companies in “turnaround” situations are likely to fail, causing their securities to become worthless.

There Are Special Tax Risks. Special tax risks are associated with an investment in the Company, including the risk that investors will be required to obtain extensions of time to file their tax returns due to delayed reporting of relevant information to the Company by one or more of the Portfolio Funds to which it has allocated capital. See “Other Risks — Tax Considerations; Distributions to Members and Payment of Tax Liability.”

Limited Operating History. The Company is, and certain Portfolio Funds may be, a newly formed entity with no operating history upon which prospective investors can evaluate its potential performance. The past investment performance of Portfolio Fund Managers with which the Company invests or expects to invest its assets may not be construed as an indication of the future results of an investment in the Company.

The Units Have Limited Liquidity. It is anticipated that Units will not be listed on any securities exchange or traded in other markets, and Units will be subject to substantial restrictions on transfer. Although the Company expects to offer to repurchase Units from the Members from time to time, no assurance can be given that these repurchases will occur as scheduled or at all.

The Company Bears the Fees of its Underlying Portfolio Fund Managers and the Fee Arrangements of Those Managers May Involve Special Risks.
As noted above, each Portfolio Fund Manager to which the Adviser allocates assets generally will charge an asset-based fee, and some or all of the Portfolio Fund Managers will

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receive performance-based compensation (either fees or in the form of profit “allocations”). The asset-based fees of the Portfolio Fund Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the performance compensation to the Portfolio Fund Managers is generally expected to range from 15% to 25% of net profits annually. The receipt of performance compensation by a Portfolio Fund Manager may create an incentive for a Portfolio Fund Manager to take positions that involve more risk than the Portfolio Fund Manager might otherwise have accepted. The Portfolio Fund Managers receive incentive compensation based on each such Portfolio Fund Manager’s individual performance, not the overall performance of the Company. Consequently, the Company may pay incentive compensation even while incurring overall losses.

A Portfolio Fund Manager will receive any performance compensation to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Company generally. Thus, a Portfolio Fund Manager with positive performance may receive performance compensation from the Company, as an investor in an underlying Portfolio Fund, and indirectly from the Company’s investors, even if the Company’s overall returns are negative. Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer that at the same time are being sold by another Portfolio Fund. Investing by Portfolio Funds in this manner could cause the Company to incur certain transaction costs without accomplishing any net investment result.

There Are Special Risks Related to Investments in the Portfolio Funds. Portfolio Funds generally permit redemptions only at infrequent intervals, and in some cases only up to a specified percentage of assets. Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Company to dispose of these securities in a manner that is in the Company’s best interests. The Company may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Company also may be subject to fees imposed on withdrawals from the Portfolio Funds, especially with respect to “early withdrawals” made within the “lock-up” or penalty period, if any, of a particular Portfolio Fund.

To the extent the Company’s holdings in a Portfolio Fund afford it no ability to vote on matters relating to the Portfolio Fund, the Company will have no say in matters that could adversely affect the Company’s investment in the Portfolio Fund.

Board of Directors	The Company has a Board of Directors (each member a “Director” and collectively, the “Board of Directors”) that has overall responsibility for monitoring and overseeing the Company’s investment program and its management and

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operations. Each investor, by investing in the Company and being admitted to the Company by its Board of Directors, will become a “Member” of the Company and will be deemed to have voted for the election of each initial Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. A majority of the Directors are “Independent Directors” who are not “interested persons” (as defined by the 1940 Act) of the Company or the Adviser. See “Management of the Company — Board of Directors” and “Directors and Officers.”

The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Investment Advisory Agreement continues in effect from year to year after an initial two-year term if the continuance is approved annually by the Board of Directors (including a majority of the Independent Directors). The Board of Directors may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser. See “Investment Advisory Agreement.”

The Adviser	Merrill Lynch Investment Managers LLC, a limited liability company formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading advisor and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association (“NFA”).

With respect to its operation of the Company, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the assets of the Company.

Subject to the oversight of the Board of Directors, the day-to-day portfolio management, short-term cash management and operations of the Company are the primary responsibility of the Investment and Asset Committee of the Adviser’s Alternative Strategies division.

The Adviser is an indirect subsidiary of Merrill Lynch & Co., Inc. The Adviser and its affiliates create and manage a variety of mainstream and alternative investment products, including mutual funds, hedge funds, funds of funds, private equity funds, managed futures funds and exchange funds. The Adviser has offices in New York, New York and Princeton, New Jersey. The Adviser’s Alternative Strategies division has extensive experience in alternative investments, specifically fund of hedge funds and managed futures funds. The Investment and Asset Committee of the Adviser’s Alternative Strategies division is dedicated to the investment process involved in construction and ongoing management of fund of hedge funds and managed futures products, which includes manager selection, due diligence, portfolio construction, ongoing monitoring and portfolio supervision. As of June 2004, the Adviser and its affiliates had approximately $488 billion in assets

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under management worldwide. The Adviser had approximately $1.3 billion in fund of hedge funds products under management as of June 2004. As of the date of this Prospectus, the Company is the only fund of hedge funds managed by the Adviser that is registered under the 1940 Act. The Adviser has invested $100,000 in the Company, but is not required to maintain such investment and may elect to withdraw all or any portion of such investment at any time the Company offers to repurchase Units from Members.

Administrator	PFPC, Inc., a corporation formed under the laws of the Commonwealth of Massachusetts, has been appointed by the Company to provide certain administrative and transfer agency services to the Company (in such capacity, the “Administrator” or the “Transfer Agent”). Fees payable to PFPC, Inc. for these services, and reimbursement for PFPC, Inc.’s out-of-pocket expenses, are paid by the Company. See “Company Expenses” and “Administrator.”

In consideration of the services provided by PFPC, Inc. to the Company, the Company pays PFPC, Inc. a monthly fee at the annual rate of 0.075% of the Company’s average month-end net assets not exceeding $250 million, 0.050% of the Company’s average month-end net assets exceeding $250 million but not in excess of $500 million, and 0.040% of the Company’s average month-end net assets in excess of $500 million. The Company also pays PFPC, Inc. certain fixed fees for tax preparation and other services (collectively with the asset based fee, the “Administrative Fee”). The Administrative Fee is paid out of and reduces the Company’s net assets. See “Administrator.”

Member and Account Services	The Company has entered into a Member Services Agreement with FAMD (the “Service Agent”), to provide (or arrange for the provision of) ongoing investor and account maintenance services.

The Company will pay a monthly fee computed at the annual rate of 0.25% of the Company’s average month-end net assets (the “Service Fee”). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and account maintenance services to the Members of the Company (“Member Service Providers”) and for ongoing investor servicing activities performed by the Service Agent. In addition, the Adviser, in its discretion and from its own assets, may pay to the Service Agent and the Member Service Providers in respect of their customers’ investments in the Company, an additional amount not to exceed 0.25% (on an annualized basis, payable quarterly) of the aggregate value of outstanding Units held by Members introduced by such Member Service Provider. See “Member and Account Service Arrangements.”

Custodian and Escrow Agent	The Company has retained PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware and an affiliate of PFPC, Inc., to provide certain custodial services to the Company (in such capacity, the “Custodian”). The Company has also retained PFPC, Inc. to serve as escrow agent (in such capacity, the “Escrow Agent”), with respect to subscription monies

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received from prospective investors. Fees payable to the Custodian and the Escrow Agent for these services, and reimbursement for the Custodian’s and the Escrow Agent’s out-of-pocket expenses, are paid out of the Company’s assets. See “Company Expenses” and “Custodian and Escrow Agent.”

Company Expenses	The Adviser will bear expenses incurred in the operation of its business (such as rent for office space, equipment, facilities and employees’ salaries). As described below, however, the Company bears all other expenses related to its investment program (collectively, “investment-related expenses”).
See “Company Expenses.”

Expenses to be borne by the Company include, without limitation: organizational and initial offering expenses; ongoing offering expenses; directors’ fees (including directors and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including the fees and expenses of the Administrator or any successor administrator); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with shareholders, including the costs of preparing and printing reports to shareholders; and extraordinary expenses. Company expenses will also include investment-related expenses, including, but not limited to, the Management Fee (as defined below), brokerage commissions, dealer mark-ups, and other transactions costs on its cash management; interest expense on any borrowings it may make; and any subscription or redemption charges imposed by the Portfolio Funds.

The Company’s expenses associated with this offering are initially borne by the Adviser or an affiliate. The Company will reimburse the Adviser for these expenditures over a period not to exceed the first 12 months after the closing date for the initial subscriptions for Units (the “Closing Date”).

Management Fee	In consideration of the advisory and other services provided by the Adviser, the Company pays the Adviser a monthly fee at the annual rate of 1.50% of the Company’s average month-end net assets (the “Management Fee”).
The Management Fee is paid out of and reduces the Company’s net assets.
See “Management Fee.”

Allocation of Profit and Loss	The net profits or net losses of the Company are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s investment percentage for the period as of the beginning of the fiscal period determined pursuant to the LLC Agreement. These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units. A Member’s investment percentage will be determined (as set forth in the LLC Agreement) as of the start of each fiscal period by dividing the value of the Member’s capital account as of the commencement of the period by the sum of the capital accounts of all of the Members as of the commencement of such fiscal period. See “Capital Accounts and Allocations — Allocation of Net Profits and Net Losses.”

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Conflicts of Interest	The investment activities of the Adviser, the Portfolio Fund Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Company. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Company, or the Members. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Portfolio Fund Managers. As a result, Merrill Lynch may compete with the Company and the Portfolio Funds for appropriate investment opportunities, or engage in trading activities — for its proprietary account or on behalf of clients — that is detrimental to the trading positions of a Portfolio Fund.

The Adviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Adviser or affiliates of the Adviser. The Adviser, for example, may determine that an investment opportunity is appropriate for a particular fund or account that it manages, or for itself, but not for the Company. In addition, the Adviser, its affiliates or accounts other than the Company managed by the Adviser or its affiliates may invest in Portfolio Funds on terms more favorable than those available to the Company and as investors in such Portfolio Funds may act in ways adverse to the interests of the Company.

The Adviser and its affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same general partner to invest. Consequently, the Adviser is required in its Portfolio Fund selections to allocate availability among the Company and such other accounts, and has a conflict of interest in doing so.

Subscription for Units	An investor purchases Units in the Company. The Units represent a capital account maintained on the investor’s behalf that reflects the purchaser’s pro rata share of the Company’s capital. An investor’s capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Company in that amount. The minimum initial investment from each investor is $25,000 (net of any distribution fees described below), and the minimum additional investment is $10,000. An investor’s subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Company until such time as the Company offers to repurchase the Units in a tender offering. See “Redemptions, Repurchases and Transfers of Units.” The Board of Directors may, in its discretion, cause the Company to repurchase a Member’s entire interest in the Company (i.e., all Units held by the Member) if the Member’s capital account balance, as a result of repurchase or transfer requests by the Member, is less than $25,000 (or any lower amount equal to the Member’s initial subscription amount net of distribution fees). See “Subscriptions for Units — Subscription Terms.”

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Based on authority delegated to it by the Board of Directors, the Administrator, on behalf of the Company, may accept initial and additional subscriptions for Units as of the first business day of each calendar month
(a “business day” being any day on which banks in New York City are not required or permitted to close), except that the Company may offer Units more frequently as determined by the Board of Directors. An investor must provide a subscription agreement acceptable, in form and substance, to the Administrator and the Adviser at least 15 calendar days before the investor’s initial purchase of Units. An existing Member generally may subscribe for additional Units without completing an additional subscription agreement, but must provide notice of the proposed subscription amount to the Transfer Agent at least 15 calendar days before the proposed subscription. To assist the Company in meeting its “know your customer” obligations, subscriptions generally will be accepted only from investors having a brokerage account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) or who have had a prior business relationship with FAMD or another approved Distributor. Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than seven business days prior to the particular subscription date. Although the Transfer Agent may accept, in the Company’s sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The Company reserves the right to reject any subscription for Units, and the Company may, in its sole discretion, suspend subscriptions for Units at any time and from time to time. See “Subscriptions for Units — Subscription Terms.”

Distributors may be retained by the Company to assist in the offer and sale of Units and will generally be entitled to a fee for such services. As of the date of this Prospectus, FAMD, an affiliate of the Adviser, has been selected as the Company’s Distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The specific amount of the distribution fee paid with respect to a Member is generally dependent on the size of the investment in the Company, but will not exceed 3% of the subscription amount. (Subject to that limit, however, the applicable schedule of distribution fees may vary among distribution agents.) The distribution fee will be charged as a percentage of a prospective investor’s subscription amount. The distribution fee represents a payment in addition to the subscription and will not constitute a capital contribution made by the investor to the Company. The distribution fee may be adjusted or waived at the sole discretion of the applicable Distributor in consultation with the Company and is expected to be waived for Merrill Lynch and its affiliates, including the Adviser, the directors, partners, principals, officers and employees of each of these entities, and employees of the Distributors and certain of their affiliates. See “Subscriptions for Units — Distribution Fees.”

Eligibility	The Company intends to sell Units in the Company only to prospective investors who meet the definition of “accredited investor” as defined in Regulation D under the 1933 Act. Investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of

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$300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) are referred to in this Prospectus as “Eligible Investors.” In addition, to assist the Company in meeting its “know your customer” obligations, an Eligible Investor generally must have a brokerage account with MLPF&S or have had a prior business relationship with FAMD or another approved Distributor. Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are summarized in the subscription agreement that must be completed by each prospective investor. The qualifications necessary for an investor to meet the definition of “accredited investor” are described in Appendix A to the Prospectus. See “Subscriptions for Units — Eligible Investors” and “Appendix A.”

Initial Closing Date	The initial closing date for subscriptions for Units is expected to be January 3, 2005, provided the Company has received subscriptions prior to such date in an amount the Adviser believes, in its sole discretion, is sufficient to effectively implement the investment program for the Company. If the Company has not received an amount the Adviser considers sufficient to implement the Company’s investment program by March 4, 2005, the Company will promptly return each investor’s investment.

Transfer Restrictions	Units held by a Member may be transferred only (1) by operation of law due to the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the Member or (2) under certain other limited circumstances, with the written consent of the Company, which consent may be withheld in the Company’s sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Unless the Company consults with its counsel and counsel confirms that the transfer will not cause the Company to be treated as a “publicly traded partnership” taxable as a corporation, the Company generally will not consent to a transfer of Units unless the following conditions are met: (1) the transferring Member has been a Member for at least six months; (2) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase the Units; and (3) the transfer is (a) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), (b) to members of the transferring Member’s immediate family (siblings, spouse, parents or children), or (c) a distribution from a qualified retirement plan or an individual retirement account. In connection with any request to transfer Units, the Company may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Company as to such matters as the Company may reasonably request.

Transferees will not be allowed to become substituted Members without the consent of the Company, which consent may be withheld in its sole discretion. A Member who transfers Units may be charged reasonable expenses, including

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attorneys’ and accountants’ fees, incurred by the Company or the Administrator in connection with the transfer. See “Redemptions, Repurchases and Transfers of Units — Transfers of Units.”

Redemptions and Repurchases of Units by the Company	No Member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to 5-15% of the net assets of the Company. In determining whether the Company should offer to repurchase Units from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December. In determining whether the Company should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.

The LLC Agreement grants the Board of Directors the authority to repurchase the Units, or any portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Board of Directors in its sole discretion determines that it is in the best interests of the Company or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, attempted transfers in violation of the transfer restrictions described above. See “Redemptions, Repurchases and Transfers of Units — No Right of Redemption” and “ — Repurchases of Units.”

Summary of Taxation	The Company intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Company should not be subject to U.S. federal income tax, and each Member will be required to report on his, her or its own annual tax return the Member’s distributive share of the Company’s taxable income or loss. If the Company were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company would be subject to corporate income tax, and any distributions of profits from the Company generally would be treated as dividends.

The Company may in the future elect to be treated as an association taxable as a corporation for U.S. federal income tax purposes and would then seek qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Company so qualifies, the Company would not be subject to U.S. federal income tax on income and gains distributed in a timely manner to Members, provided certain requirements are met. Members will be given 30 days’ written notice of such a change in tax status and would be informed in greater detail of the applicable requirements and the tax treatment that would apply to the Company and its Members under Subchapter M.

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The Company may not receive tax information from its Portfolio Funds that is sufficiently timely to enable the Company to prepare its tax information in time for Members to file their own tax returns without requesting an extension of the time to file from the Internal Revenue Service (“IRS”) or state or local taxing authorities. Accordingly, investors will likely be required to obtain extensions of time for filing their income tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations. See “Tax Aspects.”

Employee Benefit Plans and Other Tax-exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”) and Keogh plans (each, a tax-exempt entity), generally are eligible to purchase Units of the Company. The Company’s assets will not be deemed to be “plan assets” for purposes of ERISA. It is anticipated that at least some of the Portfolio Fund Managers will utilize leverage in connection with their investment or trading activities with the result that a tax-exempt entity that is a Member would incur income tax liability with respect to its share of the net profits derived from these leveraged transactions to the extent they are treated as giving rise to “unrelated business taxable income” within the meaning of the Code.

The Company will provide to tax-exempt entities that are Members such accounting information as is available to the Company to assist the Members in reporting unrelated business taxable income for U.S. federal income tax purposes. Investment in the Company by tax-exempt entities requires special consideration, and trustees or administrators of these entities are urged to review carefully the matters discussed in this Prospectus and to consult their legal, tax and accounting advisors with respect to their consideration of an investment in the Company. See “ERISA Considerations” and “Tax Aspects.”

Reports to Members	The Company will furnish to Members, as soon as practicable after the end of each of its taxable years, such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. As described above, a Portfolio Fund Manager’s delay in providing this information will delay the Company’s preparation of tax information for investors, which will likely require Members to obtain extensions of the deadline for filing their tax returns, or could delay the preparation of the Company’s annual report. The Company will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

Term	The Company’s term is perpetual unless the Company is otherwise terminated under the terms of the LLC Agreement.

Fiscal Year	For accounting purposes, the Company’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Company will adopt the 12-month period ending December 31 of each year as its taxable year, unless otherwise required by applicable law.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Company expects to incur and that Members investing in the Company can expect to bear directly or indirectly.

Member Transaction Fees:
Maximum sales load (percentage of purchase amount)	3%	(1)
Maximum repurchase fee	None
Annual Expenses (as a percentage of net assets):
Management Fee	1.50%
Other Expenses
Administrative Fee	0.32%
Member Services Fee	0.25%
Other	1.03%
Total Annual Expenses (other than interest expense)(2)	3.10%

(1)	In connection with initial and additional investments, investors may be charged distribution fees (sales commissions) of up to 3% of the amounts transmitted in connection with their subscriptions (the distribution fee may be adjusted or waived for certain investors, including Merrill Lynch and its affiliates and the directors, officers, partners and employees of those entities) in the discretion of their Distributor in consultation with the Company. The distribution fee will be charged as a percentage of a prospective investor’s subscription amount. The distribution fee represents a payment in addition to the subscription and it will not constitute a capital contribution made by the investor to the Company. See “Subscriptions for Units — Distribution Fees.”
(2)	The Adviser has agreed to voluntarily cap the total annual expenses of the Company at 0.25% per month (3% per year) until December 31, 2005.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated contributions to the Company and anticipated expenses for the first year of its operations following this offering, and includes professional fees and other expenses that the Company will bear directly, including custody fees and expenses, as well as expenses related to the offering. The Company also will bear costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds), which costs and expenses are not reflected in the table and will reduce the Company’s investment returns. Specifically, the Company generally will be subject to asset-based fees of up to 3% of the Company’s investment in any Portfolio Fund and generally will also be subject to performance-based fees of 15-25% of net profits earned on that investment. For a more complete description of the various fees and expenses of the Company, see “Company Expenses,” “Management Fee,” “Administrator,” “Member and Account Services Arrangements” and “Subscriptions for Units.”

EXAMPLE:

You would pay the following fees and expenses on a $25,000 investment in the Company, assuming a 5% annual return:*

1 year	3 years	5 years	10 years
$1,509	$3,072	$4,694	$9,026

     The Example is based on the estimated fees and expenses set out above (and also reflects the maximum 3% distribution fee that may be assessed on a $25,000 investment in the Company). It should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Company may be greater or less than the hypothetical 5% return used in the Example.
A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Company.

*	On an investment of $1,000, the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment in the Company, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$60	$123	$188	$361

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THE COMPANY

The Company, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of the State of Delaware on March 16, 2004 and has only a limited operating history. The Company’s principal office is located at 222 Broadway, 27th Floor, New York, New York 10038 and its telephone number is 1-866-ASK-MLIM. Investment advisory services will be provided to the Company by Merrill Lynch Investment Managers LLC (previously defined as the “Adviser”), a limited liability company organized under Delaware law and an indirect subsidiary of Merrill Lynch & Co., Inc. (“ML&Co.”), pursuant to the Investment Advisory Agreement. Responsibility for monitoring and overseeing the Company’s management and operation is vested in the individuals who serve on the Board of Directors. See “Management of the Company — Board of Directors.”

USE OF PROCEEDS

The proceeds from the sale of Units, excluding the amount of any distribution fees paid by investors and net of the Company’s fees and expenses, will be invested to pursue its investment program and objective as soon as practicable (and not later than 3 months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Company.

STRUCTURE

The Company is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds are commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and performance-based compensation. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

The Company is similar to a private investment fund in that it will be actively managed and Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it will permit investments in relatively modest minimum denominations. In addition, the managers of the Portfolio Funds typically will be entitled to receive performance-based compensation. The structure of the Company is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

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INVESTMENT PROGRAM

Investment Objective

The investment objective of the Company is to seek high total returns over a full market cycle through investment in hedge funds and other investment vehicles that pursue alternative investment strategies. There can be no assurance that the Company will achieve its investment objective or that its return will be positive over any period of time. As described below, the Company is a “fund of funds” that seeks total returns over the long term, while attempting to provide a level of diversification for the Members through investing in Portfolio Funds managed by third-party Portfolio Fund Managers who employ one or more of a variety of alternative investment strategies.

The Portfolio Funds may invest in all types of securities and financial instruments, including equity, debt, derivatives, structured securities and currencies. It is expected that Portfolio Funds in which the Company will invest have the flexibility to use leveraged, short-sale or derivative positions to take advantage of perceived inefficiencies across the global capital markets. Because Portfolio Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the Company’s investment program can be referred to as a fund of hedge funds. Through the selection and monitoring of Portfolio Funds, the Company seeks to achieve total return that is not disproportionately influenced by the performance of any single Portfolio Fund. In addition, as already noted, through constructing a portfolio that is comprised of a number of Portfolio Funds, the Company seeks to achieve the desired returns with lower volatility than likely would be achieved by investing in a single Portfolio Fund.

The Company may also make direct investments in securities, options, futures, options on futures, and other financial instruments in the discretion of the Adviser.

Investment Philosophy and Strategy of the Company

The Company is a multi-strategy, non-traditional investment fund that will allocate its assets primarily to a variety of Portfolio Funds. The Adviser selects Portfolio Fund Managers to manage the Company’s capital, and is responsible for determining the amount of assets to be allocated to each Portfolio Fund Manager and for reallocating assets among new and existing Portfolio Fund Managers.

The Adviser will allocate the Company’s assets to Portfolio Funds that pursue one or more of a variety of strategies. At times, however, the Adviser may concentrate the assets of the Company in Portfolio Funds that pursue the same (or similar) strategies. In such a situation, a substantial portion (if not all) of the Company’s assets will be exposed to the risks associated with a single strategy or asset class. The Adviser will generally focus on Portfolio Funds that predominantly implement discrete strategies, so that the Adviser can seek to monitor the Company’s exposure to various strategies. Most Portfolio Funds, however, have the flexibility to pursue different strategies without prior notice.

In allocating assets, the Adviser first determines which investment strategies should be included in the Company’s investment portfolio based on its evaluation of market conditions. Strategies may from time to time be excluded from the portfolio and new ones added, as determined by the Adviser, in its sole discretion, based on its assessment of market conditions. Although the Company is not required to maintain exposure to any particular strategies, the Adviser anticipates that the Company will typically gain exposure, through its investment in Portfolio Funds, to a number of common alternative strategies, such as relative value, global macro, long/short equity and event driven strategies.

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Given the investment strategies it believes should be represented in the Company’s investment portfolio, and the amount of Company assets to allocate to such strategies, the Adviser selects Portfolio Fund Managers that employ such strategies. The Adviser may take into account a number of factors when considering a Portfolio Fund Manager’s ability to manage assets using an investment style or styles, including:
•	the length of the Portfolio Fund Manager’s experience in that style;
•	the Portfolio Fund Manager’s capacity to manage assets in that style;
•	quantitative analysis of the Portfolio Fund Manager’s historical performance; and
•	qualitative judgments of the Portfolio Fund Manager’s organizational structure, professional depth and stability, and internal controls and risk management.

The Company will rely on the Adviser’s ability to select appropriate investment strategies and to select and monitor Portfolio Fund Managers to implement such strategies. Because the Adviser generally will not trade the Company’s assets itself (other than in allocating assets to Portfolio Funds), prospective investors should consider that their return will be largely dependent on the ability of the Adviser to select Portfolio Fund Managers who perform well over time.

The Adviser allocates assets to Portfolio Funds based upon, among other things, quantitative optimization techniques and risk management guidelines that seek to maintain an appropriate level of diversification. (The Company, however, is considered a non-diversified company under the 1940 Act and may thus concentrate its assets in fewer issuers than a fund that is organized as a “diversified” fund under the 1940 Act. In addition, the Adviser may decide to concentrate the Company’s assets in Portfolio Funds that pursue the same (or similar) strategies.) In addition to seeking a level of diversification, the Adviser may emphasize certain strategies that the Adviser believes are more likely to be profitable than others due to its assessment of prevailing market conditions. Based upon the number of available Portfolio Fund Managers pursuing an investment strategy and the Adviser’s view of the investment potential and benefits of such strategy, certain of the Portfolio Funds selected by the Adviser may be allocated substantially larger portions of the Company’s assets than other Portfolio Funds. The Adviser will conduct periodic reviews of each Portfolio Fund’s performance and make allocations and reallocations of the assets based upon a continuing evaluation of investment performance, changes in the investment strategies or capabilities of Portfolio Funds and changes in market conditions.

The Adviser anticipates that the number and identity of Portfolio Funds will vary over time, at the Adviser’s discretion, as a result of allocations and reallocations among existing and new Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of the other Portfolio Funds. The Adviser may select new Portfolio Funds, or redeem from Portfolio Funds, at any time without prior notice to, or the consent of, investors in the Company. Other than as the Company’s investment policies may curtail concentrating assets above certain thresholds in any single Portfolio Fund, there is generally no minimum or maximum number of Portfolio Funds in which the Company must be invested. The Adviser, however, will not allocate more than 20% of the Company’s net assets (measured at the time of investment) to any Portfolio Fund, but may invest more than 20% of the Company’s net assets (measured at the time of investment) in two or more Portfolio Funds managed by the same Portfolio Fund Manager.

The Adviser currently anticipates that the Company will generally invest in Portfolio Funds directly. The Adviser may, however, determine to structure investments in Portfolio Funds indirectly, through derivative instruments or other structured transactions. Generally, this type of arrangement would involve the Company entering into a contract with a counterparty, where the counterparty agrees to provide the Company with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Company (such

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as a payment based on a particular interest rate benchmark). The Adviser, in its discretion, also may cause the Company to make direct investments in securities, options, futures, options on futures and other financial instruments.

The Company also may invest its uninvested cash balances in affiliated money market funds. To the extent that the Company invests in a short-term investment vehicle, including any short-term investment vehicles sponsored by Merrill Lynch, the Company will generally be required to pay its pro rata shares of such investment vehicle’s operating expenses. The Company has the authority to borrow for cash management purposes, including in anticipation of additional subscriptions, to fund redemptions and to address the timing issues in connection with the acquisition of investments, and may do so when deemed appropriate by the Adviser.

There can be no assurance that the Company’s objective will be achieved.

Primary Investment Strategies

The Adviser intends to invest the assets of the Company primarily in and among a variety of Portfolio Funds in order to gain exposure to a variety of investment strategies, including:

Relative Value (Arbitrage) Strategies

Convertible Arbitrage. A strategy based primarily on taking long positions in convertible fixed-income instruments or warrants that are hedged usually by shorting the underlying stock, with the expectation of capturing price or yield differences.

Fixed Income Arbitrage. A typically highly leveraged strategy that seeks to capture differences in price between different types of fixed income instruments that develop through changes to, for example, the fixed income yield curve or in credit spreads.

Statistical Arbitrage. A type of equity arbitrage based on taking offsetting long and short positions in different indices, common stocks of different companies with similar businesses, or baskets of common stocks representing different market sectors, in order to seek to benefit from differences in quantitative characteristics such as relative price momentum, earnings momentum or valuation possessed by the long and short positions.

Global Macro Strategies

Opportunistic investment in any type of market or instrument that a Portfolio Fund Manager believes offers a high profit potential, often based on macroeconomic supply-and-demand factors rather than company-specific analysis. Global macro managers may take large long or short positions in derivatives, currencies or commodities, as well as in various types of securities. Such positions may reflect the Portfolio Fund Manager’s views on the direction of an asset class, or may be offsetting positions that reflect the Portfolio Fund Manager’s views on the relative value of two or more asset classes.

Equity Long/Short Strategies

Directional Equity. A strategy based on purchasing stocks that the Portfolio Fund Manager perceives to be undervalued and selling short stocks that the Portfolio Fund Manager perceives to be overvalued. While a Portfolio Fund Manager may maintain both long and short positions, at any time the Portfolio Fund may be substantially net long or net short.

Equity Arbitrage. A strategy that seeks to capture differences in price between related or correlated equity securities, or between equities and correlated index-based derivatives.

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Equity Neutral. Equity Neutral investing seeks to profit by exploiting pricing inefficiencies between related equity securities, attempting to “neutralize” exposure to market risk by combining long and short positions. An example of this strategy is a trade made up of long positions in the strongest companies in an industry and corresponding short positions in those companies showing signs of weakness.

Short Bias. A strategy similar to directional equity, but with a net short bias at the portfolio level. The strategy may consist of only short-selling of stocks.

Event-Driven Strategies

Distressed Securities. Purchasing the securities of defaulted or near-default issuers where the Portfolio Fund Manager believes a turnaround or profit can be realized.

Risk Arbitrage. A strategy involving investment in securities of companies that are subject to a corporate action, such as a takeover bid, merger, spin-off or recapitalization. The strategy often involves buying the stocks of companies being acquired while simultaneously selling short the stocks of the acquirer to capture a spread that reflects the market’s perception of the risk of the acquisitions failing to occur.

Event-Driven. Long or short investment in the securities of companies undergoing significant change, such as mergers, defaults, spin-offs or liquidations, where the Portfolio Fund Manager believes an event will provide a catalyst for realization of value.

Managed Futures Strategy

Managed Futures. Managed Futures is a strategy that offers access to global futures, forwards, options and cash markets through the use of professional money managers called Commodity Trading Advisors (“CTAs”). Managed Futures funds are characterized by exchange-traded assets, higher turnover, and technical, fundamental or model-driven strategies. CTAs are registered with the Commodity Futures Trading Commission.

Other Strategies

The Company may also invest in Portfolio Funds to gain access to other strategies including, among others, Option–Volatility trading. These strategies generally do not form a core of the portfolio, but are strategies that the Portfolio Fund Managers may use on a discretionary basis.

     Option-Volatility Trading. Option-Volatility trading is a derivatives-based strategy that seeks to profit from market turbulence (or the lack thereof), as reflected in movements in option prices that result either from market volatility or market fluctuations. The strategy typically involves combinations of options based on broad U.S. and Non-U.S. equity indices, but may also be implemented through options on currency, fixed income securities, or commodities, using either listed or over-the-counter options. Such option combinations include spreads (buying an option to buy or sell an asset while simultaneously selling an option to buy or sell the same asset with a different expiration or strike price) or straddles (option combinations that will profit from movement in the level of the value of an asset outside of certain bands, or the lack of such movement, without regard to whether the movement is upward or downward). Option-Volatility trading may also involve trades in which futures are used to create a position which synthetically resembles an option or option combination, or in which options are

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purchased or sold versus an offsetting position in the underlying market (such as a basket of stocks). The trades that comprise the Option-Volatility trading strategy will often reflect the Portfolio Fund Manager’s technical or fundamental view of the near-term direction or trading range of a market.

TYPES OF INVESTMENTS AND RELATED RISKS

General

Because the Company employs a so-called “fund-of-funds” investment strategy pursuant to which the Adviser allocates the Company’s capital among various Portfolio Funds, any risks borne by the individual Portfolio Funds will therefore also indirectly be borne by the Company. In addition, to the extent that the Adviser invests the assets of the Company directly in securities, the Company will directly bear the risks of such investments. Discussed below are certain of the investments expected to be made by Portfolio Funds, or that may be made directly by the Company, and the principal risks that the Adviser believes are associated with those investments.

Instruments Traded

Options. Certain of the Portfolio Fund Managers engage in a substantial amount of options trading, both for speculative and for hedging purposes. Options trading involves certain risks which trading in the underlying securities alone does not. For example, interest rates and market volatility affect values, and options have limited life spans and so may expire worthless despite the underlying position becoming profitable soon thereafter. If the Company or a Portfolio Fund writes (sells) options, it may sustain major marked-to-market losses — even if the options sold are never “in-the-money” — as a result of increases in market volatility and/or market movements towards the strike prices of such options.

Derivatives. The Portfolio Fund Managers may make extensive use of derivatives in their trading. Derivatives often carry a high degree of embedded leverage and, consequently, are highly price sensitive to changes in interest rates, government policies, economic forecasts and other factors which generally have a much less direct impact on the price levels of the underlying instruments.

The Portfolio Funds and the Company may in the future trade in derivative instruments not presently contemplated or even available. Special risks may apply to such instruments that cannot be determined at this time or until such instruments are developed or invested in by the Portfolio Funds and the Company. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty (including risks relating to the financial soundness and creditworthiness of the counterparty), legal risk and operations risk.

Smaller and Medium Capitalization Companies. The Portfolio Fund Managers may invest a substantial amount of the Portfolio Funds’ capital in small to medium capitalization companies. The Company also may make direct investments in small and medium capitalization companies. These companies have less ability to withstand adverse market conditions than larger issuers, and their securities are often thinly traded and highly volatile in price. While small companies often have good growth potential, they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to their larger competitors.

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Illiquid Securities. The Portfolio Funds and the Company may from time to time take positions in illiquid securities or acquire securities which subsequently become illiquid. In some cases, the Portfolio Funds and the Company may invest in private equity transactions which are both illiquid and may be difficult to value.

The Portfolio Funds and the Company also may invest in private placements, and in doing so will be restricted by law in their ability to resell the securities they acquire. Illiquid securities may be difficult to value and the Portfolio Fund Managers may carry these positions at cost or reserve their value out of net asset value calculations entirely until liquidated, correspondingly reducing (at least on an interim basis) the net asset value of the Company’s investment in the relevant Portfolio Fund.

The Portfolio Fund Managers and the Adviser on behalf of the Company could also be unable to close out illiquid positions in order to realize profits or control losses.

Single Stock Futures. Trading futures on individual stocks involves contracts that are priced, valued and margined much like a stock index futures contract. However, the market for single stock futures is relatively new and not available in all countries. The limited market for single stock futures may affect the liquidity of such instruments. Furthermore, trading in single stock futures typically involves a high degree of leverage that carries inherent risks, as discussed below.

In general, futures markets are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures or options thereon, and the Portfolio Funds or the Company, as applicable, may be required to maintain a position until exercise or expiration, which could result in losses. Trading in futures and options thereon are highly specialized activities that may entail greater than ordinary investment or trading risks.

Fixed-Income Securities. The value of fixed-income securities in which Portfolio Funds or the Comapny may invest will change in response to fluctuations in interest rates. Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities generally can be expected to decline.

The Portfolio Funds and the Company may invest in zero coupon bonds and deferred interest bonds, which are debt obligations issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

High-Yield Securities. Portfolio Funds and the Company may invest in high-yield securities. Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, Portfolio Funds and the Company may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. (Neither the Portfolio Funds nor the Company are required to hedge, and may choose not to do so.) High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely

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interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

Distressed Securities. The fact that companies are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation, means that their securities are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund’s or the Company’s investment in any instrument, and a significant portion of the obligations and preferred stock in which a Portfolio Fund or the Company invests may be less than investment grade.

Mortgage-Backed and Asset-Backed Securities. The Portfolio Funds and the Company may invest in securities that represent an interest in a pool of mortgages (“MBS”) and credit card receivables or other types of loans (“ABS”). The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS will be affected by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans. Although ABS are generally less likely to experience substantial prepayments than are MBS, certain of the factors that affect the rate of prepayments on MBS also affect the rate of prepayments on ABS. However, during any particular period, the predominant factors affecting prepayment rates on MBS and ABS may be different.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many MBS will be discount securities when interest rates are high, and will be premium securities when interest rates are low, these MBS may be adversely affected by changes in prepayments in any interest rate environment.

The adverse effects of prepayments may impact Portfolio Funds and the Company in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund Managers or the Adviser may have constructed for these investments, if

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any, resulting in a loss to Portfolio Funds and/or the Company. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Index Risk. The Portfolio Funds and the Company also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

CMOs and MBS Derivatives. The CMO and stripped MBS markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Portfolio Fund or the Company concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks and hedging risks associated with such securities will be severely magnified.

Subordinated Securities. Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities therefore possess some of the attributes typically associated with equity investments.

Repurchase Agreements and Reverse Repurchase Agreements. The Portfolio Funds and the Company may enter into repurchase agreements and reverse repurchase agreements. While the use of such agreements, as well as the relatively low margin deposits required for trading bonds permits an investor to control extremely large bond positions with a small amount of assets, the highly leveraged nature of these bond investments means that a relatively small change in price can cause very large losses or gains for the investor.

Strategy Risk

Risk of Loss. A Member could incur substantial, or even total, losses on an investment in the Company. The Units are only suitable for persons willing to accept this high level of risk.

Investing Globally. Issuers are generally subject to different accounting, auditing and financial reporting standards in different countries throughout the world. The volume of trading, the volatility of prices and the liquidity of issuers may vary in the markets of different countries. Hours of business, customs and access to these markets by outside investors may also vary. In addition, the level of government supervision and regulation of securities exchanges, securities dealers and listed and unlisted companies is different throughout the world. The laws of some countries may limit the ability to invest in securities of certain issuers located in those countries. In addition, there may be a lack of adequate legal recourse for the redress of disputes and in some countries the pursuit of such disputes may be subject to a highly prejudiced legal system.

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Different markets also have different clearance and settlement procedures. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio Funds or the Company are uninvested and no return is earned thereon. The inability of Portfolio Funds or the Company to make intended security purchases due to settlement problems could cause the Portfolio Funds or the Company to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if the Portfolio Fund or the Company has entered into a contract to sell the security, could result in possible liability to the purchaser.

With respect to certain countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, managed or manipulated exchange-rates and other issues affecting currency conversion, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

These risks may be greater in emerging markets.

Exchange-Rate Risk. The Portfolio Funds and the Company may invest in the securities of foreign issuers, denominated in currencies other than the U.S. dollar. Consequently, the Company is subject to the exchange-rate risk of the dollar increasing in value against the functional currency of such investments.

Hedging. Neither Portfolio Fund Managers nor the Adviser on behalf of the Company will, in general, attempt to hedge all market or other risks inherent in their respective portfolio positions, and will hedge certain risks, if at all, only partially. A Portfolio Fund or the Company may choose not, or may determine that it is economically unattractive, to hedge certain risks — either in respect of particular positions or in respect of its overall portfolio. A Portfolio Fund’s and the Company’s portfolio composition will commonly result in various directional market risks remaining unhedged.

The Portfolio Fund Managers and the Adviser on behalf of the Company generally will enter into hedging transactions with the intention of reducing or controlling risk. Even if a Portfolio Fund Manager or the Adviser is successful in doing so, the cost of hedging will reduce returns. Furthermore, it is possible that the Portfolio Fund Manager’s or Adviser’s hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses.

To the extent that a Portfolio Fund Manager or the Adviser hedges, its hedges may not be static but rather might need to be continually adjusted based on the Portfolio Fund Manager’s or Adviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a Portfolio Fund Manager’s or the Adviser’s hedging strategy may depend on its ability to implement this dynamic hedging approach efficiently and cost effectively, as well as on the accuracy of such Portfolio Fund Manager’s or the Adviser’s ongoing judgments concerning the hedging positions to be acquired.

Short Selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of

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buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Use of Leverage. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. The Portfolio Funds also incur interest expense on the borrowings used to leverage their positions.

Importance of General Economic Conditions. Overall market, industry or economic conditions, which neither the Adviser nor the Portfolio Fund Managers can predict or control, will have a material effect on performance.

Management Risks

The Adviser. The Company’s success depends on the ability of the Adviser to select successful Portfolio Fund Managers and, to a lesser extent, to make direct investments in securities and other financial instruments. There can be no assurance that the Adviser will be able to do so.

Portfolio Fund Manager Misconduct or Bad Judgment. The Adviser will have no, or only limited, access to information regarding the activities of Portfolio Fund Managers. Furthermore, the Adviser cannot guarantee the accuracy or completeness of such information. As a consequence, it will be difficult, if not impossible, for the Adviser to protect the Company from the risk of Portfolio Fund Manager fraud, misrepresentation or material strategy alteration. Members themselves will have no direct dealings or contractual relationships with the Portfolio Fund Managers.

Reliance on Corporate Management and Financial Reporting. Many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Adviser has no ability to independently verify the financial information disseminated by the thousands of issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Recent events have demonstrated the material losses which investors such as the Company can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Loss of Portfolio Fund Manager Principals. Certain Portfolio Fund Managers may have only one or a limited number of principals. If the services of any of such principals became unavailable, a Portfolio Fund might sustain losses that would adversely affect the Company.

Market Participant Risk. The institutions, including brokerage firms and banks, with which a Portfolio Fund or the Company trades or invests, may encounter financial difficulties that impair the operational capabilities or the capital position of such Portfolio Fund or the Company. The Company will have no control whatsoever over the counterparties or brokers used by the Portfolio Funds.

Company Structure

Independent Strategies. The Portfolio Fund Managers will trade independently of one another. Often, the profits recognized by one Portfolio Fund Manager will be offset by losses incurred by others. The allocation of the Company’s strategies among the different Portfolio Fund Managers has the potential to control losses but also reduces the Company’s profit potential and may at times result in economically offsetting positions.

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Confidential Information Conflicts. In the course of its investment activities, the Adviser and its affiliates may from time to time come into possession of confidential information which the Adviser is prohibited from using for the benefit of the Company, and which would have caused the Adviser to take or omit to take certain actions on behalf of the Company had the Adviser been permitted to do so.

Certain Merrill Lynch personnel may have information relating to matters which they cannot disclose to the Adviser due to confidentiality, “Chinese Wall” or other considerations relating to Merrill Lynch’s other businesses. The Adviser might manage the Company’s portfolio differently if it could have access to this information.

Liquidity (Repurchase) Risks. It is not expected that Units will be traded on any securities exchange or other market, and Units will be subject to substantial restrictions on transfer. Although the Company may offer to repurchase Units from time to time, a Member investing as of a given date should not expect to be able to liquidate Units for up to six months, and possibly longer. The Adviser expects to recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly, effective on the last business day of March, June, September and December (generally in amounts between 5% and 15% of the Company’s net assets). No assurances can be given that these repurchases will occur. In addition, because each offer to repurchase Units generally will be limited as to the number of Units eligible to participate, not all Units tendered for repurchase in a particular offer may be accepted. This may occur, for example, when one or more large investors (including Merrill Lynch or its affiliates) seeks to tender a significant number of Units or when a large number of investors tender simultaneously. In such an event, Units typically will be accepted for repurchase only on a pro rata basis. Consequently, Units should only be acquired by investors able to commit their funds for an indefinite period of time.

With respect to any future repurchase offer, Members tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be the 25th calendar day of the second month prior to that containing the date as of which the Units to be repurchased are valued by the Company (the “Valuation Date”). For example, the Notice Date for a repurchase offer having a December 31 Valuation Date would be October 25. Accordingly, Members that elect to tender Units for repurchase will not know the price at which such Units will be repurchased until after the election to tender becomes irrevocable. It is possible that during the time period between the day on which a Member elects to tender and the Valuation Date, general economic and market conditions, or specific events affecting the Company or one or more underlying Portfolio Funds, could cause a decline in the value of Units in the Company.

Limited Liquidity and Limited Availability of Portfolio Fund Investments. Among the principal disadvantages and risks inherent in the Company’s fund of funds structure are the restrictions imposed on the Adviser’s asset allocation flexibility and risk control as a result of the limited liquidity of the Portfolio Funds, as well as their limited availability to accept investments from the Company.

The Company could be unable to withdraw its capital from a Portfolio Fund for some months despite major losses being incurred or after the Adviser has determined that the Portfolio Fund Manager operating such Portfolio Fund has deviated from its announced trading policies and strategy. This may restrict the Adviser’s ability to reallocate the Company’s assets in a timely manner in response to changing market circumstances.

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Portfolio Fund Manager Changes. Portfolio Fund Managers may be changed without advance notice to Members, including between the time an investor subscribes and the time his subscription is invested in the Units. Investors will not be informed in advance of the allocations or reallocations of the Company’s assets among the different Portfolio Funds.

Portfolio Turnover. The Portfolio Funds are not generally restricted in effecting transactions by any limitation with regard to their respective portfolio turnover rates. In light of the Portfolio Funds’ investment objectives and policies, it is likely that the portfolio turnover rates of a number of the Portfolio Funds may exceed 100% per annum, which will result in significant transaction costs for such Portfolio Funds and, therefore, the Company. As a result of this portfolio turnover, a significant portion of the Company’s gains, if any, will be derived from short-term capital gains taxable as ordinary income. Members will bear the tax burden of any such gains.

Ability to Invest Directly. An investor in the Company meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Company, an investor bears a portion of the Adviser’s Management Fee and other expenses of the Company, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Company as an investor in the Portfolio Funds.

Withdrawals; In Kind Redemptions. Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Company to dispose of these securities in a manner that is in the Company’s best interests. The Company may not be able to withdraw from a Portfolio Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Fund that may have poor performance or for other reasons. The Company also may be subject to fees imposed on withdrawals from the Portfolio Funds, especially with respect to “early withdrawals” made within the “lock-up” or penalty period, if any, of a particular Portfolio Fund.

Valuation. The Company values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Directors. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Company will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Company has determined a net asset value, the Company will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation. If, after the Company pays redemption proceeds, one or more of the valuations used to determine the net asset value on which the redemption payment is based are revised, the redeeming Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Member will neither receive distributions from, nor will it be required to reimburse, the Company in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to net asset

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value of a Portfolio Fund adversely affect the Company’s net asset value, the outstanding Units of the Company will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. New Members may be affected in a similar way, because the same principles apply to the purchase of Units. See “Capital Accounts and Allocations — Net Asset Valuation.”

     Investments in Non-Voting Stock. To avoid potential adverse regulatory consequences, the Company may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Company generally does not intend to own 5% or more of the voting securities of any Portfolio Fund. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Company for purposes of the 1940 Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Company and other clients of the Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Company notwithstanding these limitations. If this were the case, transactions between the Company and a Portfolio Fund could potentially be subject to the prohibitions of Section 17 of the 1940 Act if an appropriate exemption were not available.

     In order to comply with this 5% limitation, the Company may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Company automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Adviser also may forego or waive voting rights in a particular Portfolio Fund. Determinations of whether the Company will waive its voting rights are made by the Adviser as part of the investment process. When deciding to forego or waive voting rights, the Adviser considers only the interests of the Company and not the interests of the Adviser or those of the Adviser’s other clients. The Company has not established specific written procedures relating to this process.

     As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Company will invest provide their shareholders with an ability to vote only under limited circumstances (if at all). The Company’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Company’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Company could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Company. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Company and its shareholders from investing in non-voting securities.

Control Positions. Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Portfolio Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Portfolio Funds, such Portfolio Funds likely would suffer losses on their investments.

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Fees

Charges; Layering of Fees. The Company is subject to a layering of fees; each Portfolio Fund Manager charges fees, as does the Company itself. The combined effect of this double level of fees will have a material effect on performance over time.

Portfolio Fund Managers’ Incentive Compensation. The Portfolio Fund Managers receive incentive compensation, which may lead them to take positions that involve more risk than the Portfolio Fund Managers might otherwise have accepted.

Portfolio Fund Managers’ Incentive Compensation Based on Unrealized as Well as Realized Gains. The Portfolio Fund Managers’ incentive compensation will be based on unrealized as well as realized gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision.

A Portfolio Fund Manager will receive any performance compensation to which it is entitled, irrespective of the performance of the other Portfolio Funds and the Company generally. Thus, a Portfolio Fund Manager with positive performance may receive performance compensation from the Company, as an investor in an underlying Portfolio Fund, and indirectly from the Company’s investors, even if the Company’s overall returns are negative. Investment decisions for the Portfolio Funds are made by the Portfolio Fund Managers independently of each other. Consequently, at any particular time, one Portfolio Fund may be purchasing interests in an issuer at the same time such interests are being sold by another Portfolio Fund. Investing by Portfolio Funds in this manner could cause the Company to incur certain transaction costs without accomplishing any net investment result.

Regulation

Absence of Regulation. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies.

Revised Regulatory Interpretations Could Make Certain Strategies Obsolete. In addition to proposed and actual accounting changes, there have recently been certain well-publicized incidents of regulators unexpectedly taking positions which prohibited trading strategies which had been implemented in a variety of formats for many years. In the current unsettled regulatory environment, it is impossible to predict if future regulatory developments might adversely affect the Company.

Possibility of Additional Government or Market Regulation. Market disruptions and the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the “hedge fund” industry in general. Certain legislation proposing greater regulation of the industry periodically is considered by Congress, as well as the governing bodies of non-U.S. jurisdictions, and the SEC has proposed greater regulation of Portfolio Fund Managers. It is impossible to predict what, if any, changes in the regulations applicable to the Company, the Portfolio Funds, Merrill Lynch, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such regulation could have a material adverse impact on the profit potential of the Company, as well as require increased transparency as to the identity of the Members.

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OTHER RISKS

Limited Operating History. The Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. As discussed below, the personnel of the Adviser responsible for managing the Company’s investment portfolio have substantial experience in managing investments and private investment funds and have provided and continue to provide advisory and management services to clients and private investment funds that have similar investment programs to that of the Company. See “The Adviser” and “Conflicts of Interest.”

Dependence on Key Personnel. The Adviser is dependent on the services of its professional staff, and there can be no assurance that it will be able to retain the current portfolio management team described under the heading “The Adviser.” The departure or incapacity of one or more of those individuals could have a material adverse effect on the Adviser’s management of the investment operations of the Company.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Company is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Company will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Company may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Company.

Increased Competition in Alternative Asset Investments. In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement alternative asset investment strategies, including the strategies to be implemented by the Company. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Company may compete with other investment vehicles (including Merrill Lynch proprietary or private funds and accounts), as well as investment and commercial banking firms, which may have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Company.

Inadequate Return. No assurance can be given that the returns on the Company’s investments will be commensurate with the risk of investment in the Company. Investors should not commit money to the Company unless they have the resources to sustain the loss of their entire investment.

Possible Exclusion of a Member Based on Certain Detrimental Effects. The Company may authorize the Administrator to repurchase the Units held by a Member or other person acquiring Units from or through a Member, if among other situations:

•	the Units have been transferred in violation of the Company’s LLC Agreement or have vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization, or termination of the Member;

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•	ownership of the Units by the Member or other person likely will cause the Company to be in violation of, or subject the Company to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•	continued ownership of the Units by the Member or other person may be harmful or injurious to the business or reputation of the Company, the Board of Directors, the Adviser or any of their affiliates, or may subject the Company or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;
•	any of the representations and warranties made by the Member or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;
•	the Member is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (collectively, “Special Laws or Regulations”), and the Company determines that the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units; or
•	it would be in the best interests of the Company for the Company to repurchase the Units or a portion of them.

The effect of these provisions may be to deprive an investor of an opportunity for a return even though other investors might enjoy such a return.

Tax Considerations; Distributions to Members and Payment of Tax Liability. The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. A Member will be required each year, however, to pay applicable U.S. federal and state income taxes on his, her or its share of the Company’s taxable income, and will have to obtain cash from other sources in order to pay such applicable taxes. The amount and timing of any distributions will be determined in the sole discretion of the Board of Directors. In addition, for the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive timely information from the Portfolio Fund Managers to which it has allocated capital. A Portfolio Fund Manager’s delay in providing this information will delay the Company’s preparation of tax information for investors, which will likely require Members to obtain extensions of the time for filing their tax returns, or could delay the preparation of the Company’s annual report. See “Tax Aspects” for a summary of certain significant U.S. federal income and other tax consequences that are relevant to an investment in the Company.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Company and the Units are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Company. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire Prospectus and the LLC Agreement and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Company may change over time, an investment in the Company may be subject to risk factors not described in this Prospectus.

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INVESTMENT POLICIES AND RESTRICTIONS

The investment objective of the Company is not a fundamental policy of the Company and may be changed without a vote upon 60 days notice to Members. The Company has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at an annual or a special meeting of security holders, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or of more than 50% of the outstanding voting securities, whichever is less.

In applying the investment restrictions and other policies described in this Prospectus, the Company will not “look through” to the investments and trading activity of the Portfolio Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company’s total assets, unless otherwise stated in this Prospectus, will not constitute a deviation from the restriction or policy. Under the fundamental investment restrictions the Company may not:

(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, neither the Company’s investments in Portfolio Funds generally nor its investments in Portfolio Funds following the same general strategy (e.g., global macro, distressed securities, etc.) are deemed to be an investment in a single industry.

(2) Issue senior securities to the extent such issuance would violate applicable law.

(3) Underwrite securities of other issuers except insofar as the Company technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Company may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law or any exemptive relief granted by the Commission and the guidelines set forth in the Company’s registration statement, as it may be amended from time to time.

(5) Borrow money, except to the extent permitted by applicable law.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Company may do so in accordance with applicable law and the Company’s registration statement, as it may be amended from time to time.

(7) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Company may invest in securities directly or indirectly secured by real estate or interests therein or issued by Portfolio Funds that invest in real estate or interests therein.

The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. The Company and the Portfolio Funds in which it invests may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act (to the extent applicable) and other applicable laws.

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MANAGEMENT OF THE COMPANY

Board of Directors

The Company’s Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. As used herein, the term “Director” is synonymous with the term “manager” within the meaning of the Delaware Limited Liability Company Act. The Board of Directors will monitor and oversee the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business.

The Directors, in their capacity as such, are not Members of the Company and, accordingly, each Director in his or her capacity as such has no liability as a Member. Directors will not contribute to the capital of the Company in their capacity as Directors, but may subscribe for Units, subject to the eligibility requirements described in this Prospectus.

Directors and Officers

Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Members. The Company’s officers are appointed by the Directors and oversee the management of the day-to-day operations of the Company under the supervision of the Board of Directors. One of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser or its affiliates. The other Directors are not affiliated with the Adviser or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (previously defined as the “Independent Directors”). The Directors and officers of the Company also may be directors and officers of other investment companies managed, advised, administered or distributed by Merrill Lynch. To the fullest extent allowed by applicable law, including the 1940 Act, the LLC Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Certain biographical and other information relating to the Independent Directors is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates (“MLIM and Affiliates-Advised Funds”) and other public Director/Trusteeships.

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Independent Directors

Name, Age and Address *	Position(s) Held with the Company	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of MLIM and Affiliates-Advised Funds and Portfolios Overseen by Director	Other Directorships Held by Director
David O. Beim (63)	Director	Director since 2004	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.	14 registered investment companies consisting of 19 portfolios	None

James T. Flynn (64)	Director	Director since 2004	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	14 registered investment companies 19 portfolios	None

W. Carl Kester (51)	Director	Director since 2004	Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.	14 registered investment companies consisting of 19 portfolios	None

Karen P. Robards (53)	Director	Director since 2004	President of Robards & Company, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	14 registered investment companies consisting of 19 portfolios	None

*	The address of each Independent Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the LLC Agreement or by statute.

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Interested Directors/Officers

Name, Age and Address *	Position(s) Held with the Compay	Term of Office**† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of MLIM and Affiliates-Advised Funds and Portfolios Overseen by Director	Other Directorships Held by Director
Terry K. Glenn (63)***	Director and President	Director and President since 2004	President of the MLIM-advised funds since 1999; Chairman of Merrill Lynch Investment Managers, L.P. (“MLIM LP”) (Americas Region) from 2000 to 2002; Executive Vice President of MLIM LP and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) from 1983 to 2002; Executive Vice President and Director of Princeton Services from 1993 to 2002; President of FAMD from 1986 to 2002 and Director thereof from 1991 to 2002; President of Princeton Administrators, LP (“Princeton Administrators”) from 1988 to 2002; Director of Financial Data Services, Inc. (“FDS”) from 1985 to 2002.	124 registered investment companies consisting of 157 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer	Vice President and Treasurer since 2004	First Vice President of MLIM LP and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM LP and FAM from 1990 to 1997; Director of Taxation of MLIM LP since 1990.	123 registered investment companies consisting of 156 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the LLC Agreement or by statute.
***	Mr. Glenn is an “interested person,” as defined in the 1940 Act, of the Company based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. and his position as President of Company.
†	Officers of the Company are elected by and serve for an indefinite term at the pleasure of the Board of Directors.

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Name, Age and Address *	Position(s) Held with the Compay	Term of Office**† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of MLIM and Affiliates-Advised Funds and Portfolios Overseen by Director	Other Directorships Held by Director
Alice A. Pellegrino (44)	Secretary	Secretary since 2004	Director (Legal Advisory) of MLIM LP since 2002; Vice President of MLIM LP from 1999 to 2002; Attorney associated with MLIM LP since 1997.	123 registered investment companies consisting of 156 portfolios	None

Fabio P. Savoldelli (42)	Vice President	Vice President since 2004	Managing Director of MLIM since 2000; Chief Investment Officer of MLIM’s Alternative Strategies division since 2003; Managing Director for Merrill Lynch Corporate and Institutional Client Group from 1996 to 1999; Chief Investment Officer for the Americas at Chase Manhattan Private Bank from 1995 to 1996; Deputy Chief Investment Officer and Head of Fixed Income and Foreign Exchange at Swiss Bank Corporation Portfolio Management International from 1990 to 1995.	1 registered investment company consisting of 1 portfolio	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the LLC Agreement or by statute.
***	Mr. Glenn is an “interested person,” as defined in the 1940 Act, of the Company based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. and his position as President of Company.
†	Officers of the Company are elected by and serve for an indefinite term at the pleasure of the Board of Directors.

As of the date of this Prospectus, other than as described above, none of the Independent Directors who is a director or trustee of another investment company whose adviser and principal underwriter is affiliated with Merrill Lynch has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser.

As of the date of this Prospectus, the Directors and officers as a group owned an aggregate of less than 1% of the outstanding units of the Company and none of the Independent Directors or any of their immediate family members owned beneficially or of record any securities in ML&Co. Prior to the offering of the Company’s Units, MLIM will be the sole Member of the Company and may be considered a controlling person of the Company.

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Share Ownership

     Information relating to each Director’s ownership of Units in the Company and ownership of securities in all registered funds in the MLIM and Affiliates-Advised Funds family of funds that are overseen by the respective Director (“Supervised MLIM Funds”) as of August 31, 2003 is set out in the chart below:

Name	Aggregate Dollar Range of Equity in the Company	Aggregate Dollar Range of Securities in Supervised MLIM Funds
Interested Director:
Terry K. Glenn	None	over $100,000
Non-Interested Directors:
David O. Beim	None	None
James T. Flynn	None	over $100,000
W. Carl Kester	None	$10,001 – $50,000
Karen P. Robards	None	over $100,000

Compensation

Each Independent Director receives an aggregate annual retainer of $92,750 for his or her services to the MLIM and Affiliates-Advised Funds, including the Company. The portion of the annual retainer allocated to each MLIM and Affiliates-Advised Fund is determined quarterly based, in general, on the relative net assets of each such Fund. In addition, each Independent Director receives a fee per in-person Board meeting attended and per in-person Audit Committee (as defined below) meeting attended. The aggregate annual per meeting fees paid to each Independent Director totals $38,000 for all the MLIM and Affiliates-Advised Funds for which that Director serves and are allocated equally among those Funds. The Chairperson of the Audit Committee receives an additional annual retainer in the amount of $10,000, which is paid quarterly and allocated to each MLIM and Affiliates-Advised Fund for which such Chairperson provides services based on the relative net assets of the Fund.

The following table sets forth the approximate aggregate compensation the Company expects to pay to the Independent Directors for their first full fiscal year of service and the aggregate compensation paid by all investment companies in the MLIM and Affiliates-Advised Funds complex to the Independent Directors for the calendar year ended December 31, 2003.

Name of Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Director
David O. Beim	$6,000	None	None	$105,000
James T. Flynn	$6,000	None	None	$105,000
W. Carl Kester	$6,000	None	None	$105,000
Karen P. Robards*	$6,000	None	None	$105,000

*	Chairperson of the Audit Committee.

Committees

Each Independent Director is a member of the Company’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Company’s independent accountants, including the resolution of disagreements regarding financial reporting between Company management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special

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audits and any other services provided by the independent accountants to the Company; (ii) discuss with the independent accountants certain matters relating to the Company’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Company’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Company’s accounting and financial reporting policies and practices and internal controls and Company management’s responses thereto. The Board of Directors of the Company has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with these duties. As the Company is only recently organized, no meetings of the Committee have been held as of the date of this Prospectus.

Each Independent Director is also a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Company and to recommend its nominees for consideration by the full Board of Directors. While the Nominating Committee is solely responsible for the selection and nomination of the Company’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by investors in the Company or by Company management as it deems appropriate. Members who wish to recommend a nominee should send nominations to the Secretary of the Company that include biographical information and set forth the qualifications of the proposed nominee. As the Company is only recently organized, no meetings of the Nominating Committee have been held as of the date of this Prospectus.

Voting of Proxies

The Board of Directors has delegated to the Adviser authority to vote all proxies that may be received by the Company from the Portfolio Funds or any other portfolio investments. The Adviser has adopted policies and procedures (“Proxy Voting Procedures”) regarding the voting of such proxies, which Proxy Voting Procedures have been reviewed and approved by the Board of Directors. Pursuant to these Proxy Voting Procedures, the Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Company and its investors, and to act in a manner that the Adviser believes is most likely to enhance the economic value of the securities held by the Company. The Proxy Voting Procedures are designed to ensure that the Adviser considers the interests of its clients, including the Company, and not the interests of the Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Adviser’s interest and those of the Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Adviser has formed a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee is comprised of the Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Proxy Committee will also include two non-voting representatives from the Adviser’s legal department appointed by the Adviser’s General Counsel. The Proxy Committee’s membership shall be limited to full-time employees of the Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Adviser’s affiliates may serve as a member of the Proxy Committee or participate in its decision making (except to the extent such person is asked by the Proxy Committee to present information to the Proxy Committee, on the same basis as other interested knowledgeable parties not affiliated with the Adviser might be asked to do so). The

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Proxy Committee determines how to vote the proxies of all clients, including the Company, that have delegated proxy voting authority to the Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Proxy Committee establishes general proxy voting policies for the Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Proxy Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Proxy Committee will be responsible for ensuring that all reporting and record-keeping requirements related to proxy voting are fulfilled.

The Proxy Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Proxy Committee may elect not to adopt a specific voting policy applicable to that issue. The Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Proxy Committee may elect to adopt a common position for the Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Company (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Adviser will generally seek to vote proxies over which the Adviser exercises voting authority in a uniform manner for all the Adviser’s clients, the Proxy Committee, in conjunction with a client’s portfolio manager, may determine that the client’s (including the Company’s) specific circumstances require that its proxies be voted differently.

The Proxy Voting Procedures treat requests for consent to an amendment to a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by MLIM clients not as “proxies” subject to the Proxy Voting Procedures but as investment matters to be dealt with by the responsible MLIM investment professionals, provided that such consents (i) do not relate to the election of a Board of Directors or appointment of auditors of a public company, and (ii) would not otherwise materially affect the structure, management or control of a public company. Because the Company will invest primarily in hedge funds that are not public companies, it is anticipated that such consents will be the only voting matters that affect the Company.

When reviewing consents relating to hedge funds, the Proxy Voting Procedures require MLIM investment professionals to act in a manner that they believe is most likely to keep the interests of the Portfolio Fund Manager aligned with investors in the Portfolio Fund. MLIM will generally vote for routine proposals, such as:
•	to set the time and location of an annual meeting;
•	to establish a master-feeder structure which will not have a meaningful effect on fees and expenses;
•	to change a fund’s name or fiscal year; or
•	to increase authorized shares, issue additional share classes or change the rights associated with existing share classes, so long as the interests of the Company would not be affected thereby.

MLIM will vote against proposals that it believes would advance the interests of the Portfolio Fund Manager at the expense of investors in a Portfolio Fund, such as:
•	to change amendment provisions in a manner that would remove all investor approval requirements; or
•	to increase authorized shares, issue additional share classes or change the rights associated with existing share classes if the interest of the Company would be disadvantaged thereby.

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All other proposals will be reviewed on a case-by-case basis, such as:
•	proposals to liquidate a fund, or
•	proposals to increase fees or expenses (which will be considered in light of industry standards, potential effect on the returns of the fund and ability of the Portfolio Fund Manager to retain management talent).

THE ADVISER

Merrill Lynch Investment Managers LLC (previously defined as “MLIM” or the “Adviser”) and its affiliates create and manage a variety of mainstream and alternative investments, including mutual funds, hedge funds, funds of funds, private equity, managed futures and exchange funds. MLIM’s capabilities in these fields of investment date back as far as 1986 through predecessor organizations that have been combined into the MLIM organization. MLIM has dedicated a division, the Alternative Strategies division, to create, manage and distribute fund of hedge fund and managed futures products to institutional and individual high net worth clients worldwide. They are supported by the Adviser’s fully-integrated business organization possessing investment and risk management, sales, marketing, legal, operations, fund accounting and administration, technology and client reporting capabilities.

As of June 2004, MLIM and its affiliates had approximately $488 billion in assets under management worldwide. The Adviser had approximately $1.3 billion in fund of hedge funds products under management as of June 2004. As of the date of this Prospectus, the Company is the only fund of hedge funds managed by the Adviser that is registered under the 1940 Act.

MLIM, through its predecessors, has been registered with the United States Commodity Futures Trading Commission as a commodity pool operator and commodity trading advisor since October 1999 and is a member of the National Futures Association in such capacities. MLIM is also registered as an investment adviser with the Securities and Exchange Commission (“SEC”).

The Investment and Asset Committee of MLIM’s Alternative Strategies division is responsible for the day-to-day management of the Company’s portfolio. The principal business address of MLIM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement generally provides that the Adviser shall provide the Company with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Company, shall furnish continuously an investment program for the Company and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Company shall be held in the various Portfolio Funds and other securities, options, futures, and options on futures in which the Company invests or cash, subject always to the restrictions set forth in the LLC Agreement, the provisions of the 1940 Act and the Company’s registration statement, as it may be amended from time to time. The Investment Advisory Agreement also authorizes the Adviser to conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons as necessary or desirable. The Investment Advisory Agreement is terminable without penalty upon 60 days’ prior written notice by the Board of Directors, or by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Company, or by the Adviser also upon 60 days’ prior written notice. Once effective, the

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Investment Advisory Agreement will continue in effect from year to year after its initial two-year term if the continuance is approved annually by the Board of Directors (including a majority of the Independent Directors) by vote cast in person at a meeting called for the purpose of voting on such continuance. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

Adviser is paid a monthly Management Fee at the annual rate of 1.50% of the average month-end net assets of the Company. See “Management Fee” below.

     In connection with the Board of Directors’ consideration of the Investment Advisory Agreement at its August 25, 2004 meeting, the Board specifically requested and received from the Adviser information concerning fees charged by the Adviser and its affiliates for services to be rendered to the Company by the Adviser and its affiliates. The Board also received from Lipper, Inc. information comparing the Company’s fee rate for advisory and other services and ratios for management expenses, investment-related expenses and total expenses to those of other non-MLIM-advised closed-end funds deemed comparable by Lipper, Inc. The Board of Directors considered the compensation to be paid to the Adviser and the services to be provided to the Company by the Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to the investment advisory services to be provided to the Company, which were considered by the Board of Directors, the Adviser and its affiliates will provide certain administrative services, Member services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Company. Based on their experience as directors of other funds advised by affiliates of MLIM, the Board of Directors concluded that the Company will benefit from those services. The Board of Directors also considered the direct and indirect benefits to be received by the Adviser from its relationship with the Company.

     In reviewing the Investment Advisory Agreement, the Board of Directors focused on the experience, resources and strengths of the Adviser and its affiliates in managing investment companies that invest primarily in Portfolio Funds, including MLIM’s experience in advising a number of other unregistered funds that have investment objectives and strategies similar to those of the Company. The Board considered the amount of assets under the management of the Adviser and its affiliates, as well as the experience of the portfolio management team. The Board noted that the Adviser has over five years’ experience investing in unregistered funds and other alternative investment pools, and that the portfolio manager in particular has over ten years’ experience investing in these products. The Board also noted that, in connection with the Company’s investments in Portfolio Funds, the Adviser will assess current market conditions and determine the investment strategies that should comprise the Company’s portfolio and assess the abilities of the Portfolio Fund Managers to implement those strategies. The Board noted that the Adviser has a high level of expertise in managing unregistered funds, including unregistered funds of funds, and concluded that the Company will benefit from that expertise.

     The Board of Directors also reviewed the compliance and administrative services to be provided to the Company by the Adviser, including its oversight of the Company’s day-to-day operations. The Board of Directors, based on their experience as directors of other investment companies managed by the Adviser and its affiliates, also focused on the quality of the Adviser’s compliance and administrative staff. The Board noted that, in addition to the analysts and compliance personnel dedicated to MLIM’s Alternative Strategies division, the Adviser has a separate administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Company. The Board of Directors concluded, based on their experience as directors, that, historically, the compliance and administrative services provided by the Adviser and its affiliates to other MLIM-advised funds were of a sufficiently high quality to be likely to benefit the Company.

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     In reviewing the Investment Advisory Agreement, the Board of Directors evaluated the Company’s fee rate for advisory services as compared to the fee rate of twelve non-MLIM-advised comparable closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds as provided by Lipper Inc. In particular, the Board of Directors noted that the Company’s contractual advisory fee rate was set at approximately the median among the twelve non-MLIM-advised comparable funds. Based upon information reviewed and their discussion, the Board of Directors concluded that the advisory fee rate was reasonable in relation to the services to be provided by the Adviser to the Company as well as the costs likely to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services. The Board also found the investment advisory fee and total expense ratio to be reasonable in comparison to the fees charged by other comparable funds of similar size.

CODE OF ETHICS

The Company, the Adviser and FAMD have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities of Portfolio Funds that may be purchased or held by the Company. The Code of Ethics may be examined on the SEC’s website at www.sec.gov. In addition, the Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

VOTING

Each Member has the right to cast a number of votes based on the value of the Member’s pro rata portion of the Company’s capital at a meeting of Members called by the Board of Directors. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Directors, approval of the Investment Advisory Agreement, and on certain other matters. Notwithstanding their ability to exercise their voting privileges, Members, in their capacity as such, are not entitled to participate in the management or control of the Company’s business and may not act for or bind the Company.

BROKERAGE

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

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The Adviser expects that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Adviser can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain the best price and execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Adviser may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in its Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best price and execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information (“soft dollar items”), including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Company invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser may effect brokerage transactions for a Portfolio Fund.

Section 28(e) of the Securities Exchange Act of 1934, as amended, specifically permits the use of research-related soft dollar items in the manner described above. Soft dollar items that are not research-related are, however, outside the scope of Section 28(e). Soft dollars not generated through agency transactions in securities (for example, those generated with respect to certain types of derivatives transaction) are also outside the Section 28(e) safe harbor. The Portfolio Fund Managers may receive soft dollar items outside the safe harbor.

The Board of Directors has adopted procedures designed to ensure that commission rates paid to affiliates of the Adviser by the Company will be fair and reasonable within the meaning of the 1940 Act. These procedures do not, however, govern payments by a Portfolio Fund.

ADMINISTRATOR

The Company has retained PFPC, Inc., whose principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative, transfer agency and investor services to the Company. Under the terms of an agreement entered into between the Company and PFPC, Inc. (the “Administration Agreement”), PFPC, Inc. is responsible, directly or through its agents, for, among other things: reconciliation of cash and investment balances with the Company’s custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Company’s net asset

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value; preparing the Company’s Statement of Assets and Liabilities and Statement of Operations; preparing and filing the Company’s annual and semi-annual reports with the SEC; preparing and filing certain federal and state tax returns for the Company; maintaining the register of Members, including any transfer or repurchases of shares; and the allocation of income, expenses, gains and losses to the Members’ respective capital accounts.

PFPC, Inc. is paid a monthly fee at the annual rate of 0.075% of the Company’s average month-end net assets not exceeding $250 million, 0.050% of the Company’s average month-end net assets exceeding $250 million but not in excess of $500 million, and 0.040% of the Company’s average month-end net assets in excess of $500 million. The Company also pays PFPC, Inc. certain fixed fees for tax preparation and other services. PFPC, Inc. is also reimbursed by the Company for out-of-pocket expenses (including those of any third party retained to assist PFPC, Inc.) relating to services provided to the Company. The Administration Agreement may be terminated at any time by either party, generally upon not less than 120 days’ written notice.

MEMBER AND ACCOUNT SERVICES ARRANGEMENTS

The Company has appointed FAMD (previously defined as the “Service Agent”), whose principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, to provide (or arrange for the provision of) ongoing investor and account maintenance services. Under the terms of an investor servicing agreement between the Company and the Service Agent (the “Member Services Agreement”), the Service Agent is authorized to retain broker-dealers and financial advisors (previously defined as “Member Service Providers”) to provide ongoing investor and account maintenance services to the Members of the Company. These services include, but are not limited to, handling Member inquiries regarding the Company (for example, responding to questions concerning capital account balances and reports and tax information provided by the Company); assisting in the enhancement of communications between Members and the Company; assisting in the establishment and maintenance of Member accounts with the Company; assisting in the maintenance of records containing Member information; and providing such other information and Member services as the Fund or the Service Agent may reasonably request. Under the Member Services Agreement, the Company will pay a monthly Service Fee computed at the annual rate of 0.25% of the Company’s average month-end net assets to the Service Agent to reimburse it for payments made to Member Service Providers and for ongoing investor servicing activities performed by the Service Agent. The Service Agent (or one of its affiliates) may pay from its own resources additional compensation to Member Service Providers for ongoing investor servicing. In addition, the Adviser, in its discretion and from its own assets, may pay to the Service Agent and the Member Service Providers in respect of their customers’ investments in the Company, an additional amount not to exceed 0.25% (on an annualized basis, payable quarterly) of the aggregate value of outstanding Units held by Members introduced by such Member Service Provider.

CUSTODIAN AND ESCROW AGENT

PFPC Trust Company, a limited purpose trust company incorporated under the laws of the State of Delaware, serves as the Custodian of the assets of the Company, and may maintain custody of such assets with U.S. subcustodians and foreign custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Directors. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, subcustodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

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PFPC, Inc. serves as Escrow Agent with respect to subscription monies received from prospective investors in advance of dates when Units may be subscribed for and monies may be transmitted to the Company. The Escrow Agent’s principal business address is 301 Bellevue Parkway, Wilmington, Delaware 19809.

COMPANY EXPENSES

The Company will bear its own operating and other expenses, including, but not limited to, organizational and initial offering expenses; ongoing offering expenses; directors’ fees (including directors and officers/errors and omissions insurance); fidelity bond expenses; administrative expenses (including fees and expenses of the Administrator or any successor administrator); legal, tax, custodial, audit, professional, escrow, internal and external fund accounting, transfer agency and valuation expenses; corporate licensing and printing expenses; record keeping expenses; expenses incurred in communicating with shareholders, including the costs of preparing and printing reports to shareholders; and extraordinary expenses. Company expenses will also include investment-related expenses, including, but not limited to, brokerage commissions, dealer mark-ups, and other transactions costs on its cash management; interest expense on any borrowings it may make; and any subscription or redemption charges imposed by the Portfolio Funds. The Adviser will bear expenses incurred in the operation of its business (such as rent for office space, equipment, facilities and employees’ salaries).

As noted above, in consideration of the investor and account maintenance service activities provided to Members by the Service Agent and certain broker-dealers and financial advisers, the Company pays the Service Agent the Service Fee. In addition, in consideration of the administrative services provided by the Administrator to the Company, the Company pays the Administrator the Administrative Fee and also reimburses the Administrator’s out-of-pocket expenses related to services provided to the Company. These fees and the reimbursement of out-of-pocket expenses are an expense out of the Company’s assets and are reflected in each Member’s capital account (including the capital accounts of the Adviser and any of its respective affiliates that may participate as a Member) as a reduction to net profits or an increase to net losses credited to or debited against each Member’s capital account.

Portfolio Funds bear various expenses in connection with their operations similar to those incurred by the Company. Portfolio Fund Managers generally will assess asset-based fees to and receive performance-based compensation from the Portfolio Funds (or their investors), which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Company itself. As an investor in the Portfolio Funds, the Company will bear its proportionate share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Fund Managers.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser, the Company pays the Adviser a monthly Management Fee at the annual rate of 1.50% of the Company’s average month-end net assets. The Management Fee is paid out of and reduces the Company’s net assets. Net assets for these purposes mean the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations. The Management Fee is computed based on the net assets as of the end of business on the last business day of each month, after adjustment for any subscriptions made at the beginning of that month, and will be due and payable in arrears, generally within 20 business days after the end of the month.

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As of the date of this Prospectus, the Company had not made any payments to Adviser under the Investment Advisory Agreement.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Company maintains a separate capital account for each Member (including the Adviser or any of its respective affiliates to the extent any of them contributes capital to the Company as a Member). Each such capital account has an opening balance equal to the Member’s initial contribution to the capital of the Company (i.e., the value of the Member’s initial subscription for Units less any Distribution or other fees) and is increased by the sum of the amount contributed by the Member to the capital of the Company (i.e., through the purchase of additional Units), plus any amounts credited to the Member’s capital account as described below. Each Member’s capital account is reduced by the sum of the amount of any repurchase by the Company of the Units held by the Member, plus the amount of any distributions by the Company to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each of the Company’s fiscal periods. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of the Company’s business on the first to occur of the following: (1) the last day of a fiscal year of the Company; (2) the last day of a taxable year of the Company; (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Units of any Member; (5) the day on which a substituted Member is admitted; or (6) any day (other than the last day of a taxable year) on which the LLC Agreement provides for any amount to be credited to or debited against the capital accounts of any Member (other than an amount to be credited to or debited against the capital accounts of all Members) in accordance with their respective investment percentage determined pursuant to the LLC Agreement. A Member’s investment percentage (“Investment Percentage”) will be determined (as set forth in the LLC Agreement) as of the start of each fiscal period by dividing the value of the Member’s capital account as of the commencement of the period by the sum of the capital accounts of all of the Members as of the commencement of such fiscal period.

Allocation of Net Profits and Net Losses

Net profits or net losses for each of the Company’s fiscal periods are allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with the Members’ Investment Percentage for the fiscal period. These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units. Net profits or net losses are measured as the net change in the value of the net assets of the Company, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses, before giving effect to any repurchases by the Company of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ Investment Percentage. Allocations for U.S. federal income tax purposes generally are made among the Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior fiscal years.

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Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Company that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts distributable at or after that time to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member as holder of the Units is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of the Member, assist the Member in applying for the refund.

Any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, will generally be charged to only those Members on whose behalf the payments are made or whose circumstances gave rise to the payments. These charges will be debited to the capital accounts of the particular Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

Reserves

The Board of Directors may cause appropriate reserves to be created, accrued and charged against net assets and proportionately against the capital accounts of the Members holding Units for liabilities as of the date the liabilities become known to the Board of Directors. Reserves will be in such amounts (subject to increase or reduction) that the Board of Directors may deem necessary or appropriate. The amount of any reserves and any increase or decrease in them will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members holding Units at the time when the reserves are created, increased or decreased.

Net Asset Valuation

The Company will calculate its net asset value as of the close of business on the last business day of each calendar month and such other dates as the Board of Directors, upon advice from the Adviser, may determine in its discretion. In determining its net asset value, the Company generally values its investments as of month-end.

The net asset value of the Company equals the value of its assets, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit equals the net asset value of the Company divided by the number of its outstanding Units. The Board of Directors has approved procedures pursuant to which the Company’s investments in Portfolio Funds are valued at fair value. In accordance with these procedures, fair value as of each month-end ordinarily is the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Company’s valuation. As a general matter, the fair value of the Company’s interest in a Portfolio Fund represents the amount that the Company could reasonably expect to receive from a Portfolio Fund if its interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. In making this determination, the Company may consider factors such as, among others; (i) the price at which recent subscriptions for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Company or the Adviser by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements

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with the Company; (iii) relevant news and other sources; and (iv) market events. In the unlikely event that a Portfolio Fund does not report a month-end value to the Company on a timely basis, the Company would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Company values its portfolio.

Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, and will periodically review the valuation methodologies used by the Portfolio Funds, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

     The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board of Directors will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager of a Portfolio Fund does not represent the fair value of the Company’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Directors, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Company may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and would be subject to the review and supervision of the Board of Directors.

The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Company calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. The Company will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Company has determined a net asset value, the Company will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation. If, after the Company pays redemption proceeds, one or more of the valuations used to determine the net asset value on which the redemption payment is based are revised, the redeeming Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised upward) or the remaining Members (if the valuations are revised downwards) will bear the risk of such revisions. A redeeming Member will neither receive distributions from, nor will it be required to reimburse, the Company in such circumstances. This may have the effect of diluting or increasing the economic interest of other Members. Such adjustments or revisions, whether increasing or decreasing the net asset value at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to net asset value of a Portfolio Fund adversely affect

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the Company’s net asset value, the outstanding Units of the Company will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. Members purchasing Units may be affected in a similar way because the same principles apply to the purchase of Units.

The procedures approved by the Board of Directors provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Adviser is aware of subscriptions by or redemptions from third parties of securities of Portfolio Funds at prices materially different from cost or in other circumstances in which cost may not approximate fair value (which could include situations in which there are no subscriptions by or redemptions from third parties). In such a situation, the Company’s investment will be valued in a manner that the Adviser, in accordance with the valuation procedures, determines in good faith best reflects approximate market value.

     Expenses, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company’s net assets if the Board of Directors’ or the Adviser’s judgments regarding appropriate valuations should prove incorrect. Also, Portfolio Fund Managers to the Portfolio Funds may provide determinations of the net asset value of Portfolio Funds only on a weekly or monthly basis (or less frequently), in which event it will not be possible to determine the net asset value of the Company more frequently. Because the values assigned to one or more Portfolio Funds may be subject to later adjustment based on information not reasonably available at the time of the Company’s fair valuation, the Company’s issuance or repurchase of Units at net asset value based on the fair value of its assets may have the effect of diluting or increasing the economic interest of existing Members, as well as those Members who purchased and/or had their Units repurchased.

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CONFLICTS OF INTEREST

The Company is subject to conflicts of interest. None of the Company, the Adviser or any other affected party has established any formal procedures for resolving such conflicts.

General

The terms of the LLC Agreement have not been negotiated at arm’s length, and prospective investors have not been represented in any of the negotiations relating to the formation of the Company or the determination of its business terms.

The Adviser

The Adviser has a conflict of interest in selecting Portfolio Funds because certain investors in such Portfolio Funds are other investment funds managed by the Adviser or affiliates of the Adviser. Consequently, the Adviser will have a conflict of interest in deciding whether to invest with more speculative Portfolio Funds, thereby potentially increasing the returns of the Company and other investment funds managed by the Adviser and the best interests of the other Members in the Company.

The Adviser is a subsidiary of Merrill Lynch & Co., Inc. (previously defined as “ML&Co.”), a holding company that also owns broker-dealers, banks, insurance companies and other subsidiaries involved in financial services. Merrill Lynch and its employees manage other investment funds that may pursue investment objectives similar to those of the Company. Merrill Lynch may also manage discretionary accounts, in which the Company will have no interest, some of which may have investment objectives similar to the Company. ML&Co. or its banking or brokerage subsidiaries may loan money to the Company, to the extent permitted by applicable law. Conflicts of interest among the Company and these affiliated entities that include, but are not limited to, those described herein may exist.

The persons managing the activities of the Company are employed by both the Adviser and its immediate parent company, Merrill Lynch Investment Managers, L.P. (previously defined as “MLIM LP”), and will also engage in other activities on behalf of the Adviser and MLIM LP, including managing other funds and accounts, and will not devote all of their time to the management of the Company. The Adviser is not required to devote any specified portion of its time to the Company’s affairs.

The Adviser may determine that an investment opportunity in a particular investment fund is appropriate for a particular fund or account that it manages, or for itself, but not for the Company. Situations may arise in which private investment funds managed by the Adviser, MLIM LP or their affiliates have made investments that would have been suitable for investment by the Company but, for various reasons, were not pursued by, or available to, the Company. To the extent that entities affiliated with the Adviser invest in private investment funds and the Portfolio Funds, the ability of the Company to invest in the same funds or with the same Portfolio Fund Managers may be adversely affected by any limitation on availability of the investment. In addition, the Adviser may be required to choose between the Company and other advisory clients in allocating investments in such private investment funds and managed accounts. The Adviser, its affiliates or accounts other than the Company managed by the Adviser or its affiliates may invest in Portfolio Funds on terms more favorable than those available to the Company and as investors in such Portfolio Funds may act in ways adverse to the interest of the Company.

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The Adviser and its affiliates manage a number of different multi-adviser accounts. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest. Consequently, the Adviser is required in its Portfolio Fund selections to allocate availability among the Company and such other accounts, and has a conflict of interest in doing so.

The investment adviser of the Company is Merrill Lynch Investment Managers LLC, not ML&Co. or any of its other subsidiaries. Affiliates of the Adviser, including ML & Co. and its brokerage subsidiaries, may invest in and have other relationships with the Portfolio Funds in which the Company will invest that may give rise to potential conflicts. Affiliates of the Adviser may, for example, enter into transactions, as principal, with any of the Portfolio Funds, including derivative transactions, or perform routine broker-dealer transactions. Other relationships may include, but are not limited to, lending transactions in which the affiliate provides financing, serving as placement agent or prime broker and the provision of general financial advisory services to a Portfolio Fund. Accordingly, the Adviser may face a conflict of interest in evaluating Portfolio Fund Managers and Portfolio Funds. In addition, situations may arise in which an affiliate believes that, to protect its own commercial interests, it may be necessary to take action with respect to a Portfolio Fund that may be detrimental to such Portfolio Fund, and therefore detrimental to shareholders of such Portfolio Fund, and consequently, indirectly detrimental to Members of the Company. Merrill Lynch may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, including such Portfolio Funds and their Portfolio Fund Managers, and the fees payable from the Company to the Adviser will not be reduced thereby.

Due to the relationship described above, affiliates of the Adviser may have access to information regarding the Portfolio Funds in which the Company invests. Members should be aware, however, that the Adviser will generally be unable to access such information due to confidentiality, “Ethical Wall” or other legal considerations. As a result, the Adviser may sometimes make investment decisions different than those it would make if it had such access, and such decisions may result in a material loss to the Company. The Adviser’s affiliates are not required to, and are generally prohibited from, affording the Adviser access to all relevant information they may possess.

The Adviser may from time to time come into possession of confidential information relating to an underlying Portfolio Fund which the Adviser will not use for the benefit of the Company, due to confidentiality concerns or legal considerations. In addition, the Adviser may also develop analyses or opinions of one or more Portfolio Funds, and buy or sell interests in one or more Portfolio Funds, on behalf of other “funds of funds” operated by the Adviser but not on behalf of the Company. The Adviser regards its analyses as proprietary and confidential, and will not disclose its opinions or purchase and sale activities regarding any Portfolio Fund except to investors in the periodic reports distributed by the Adviser.

The Adviser and its affiliates are authorized to execute agency and other cross transactions between the Company and other clients and may receive commissions from both parties to such transactions. The Company may at any time, upon written notice to the Adviser, revoke its consent to such transactions. Agency cross and similar transactions will be effected by the Adviser or its affiliates only to the extent permitted by applicable law.

Merrill Lynch is a major participant in the global currency, equity, commodity, fixed income, derivative and other markets. As such, Merrill Lynch is actively engaged in transactions in the same securities and other instruments in which the Company and the Portfolio Funds may invest. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Portfolio Fund Managers. As a result, Merrill Lynch may compete with the Company and the Portfolio Funds for appropriate investment opportunities, or engage in trading activities — for its proprietary account or on behalf of clients — that is detrimental to the trading positions of a Portfolio Fund.

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The proprietary activities or portfolio strategies of Merrill Lynch (including the Adviser), or the activities or strategies used for accounts managed by Merrill Lynch (including the Adviser) for themselves or other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Fund Manager and affect the prices and availability of the securities and instruments in which the Portfolio Fund Manager invests. Issuers of securities held by a Portfolio Fund Manager may have publicly or privately traded securities in which Merrill Lynch is an investor or makes a market. Merrill Lynch’s trading activities generally are carried out without reference to positions held directly or indirectly by the Company or the Portfolio Funds and may have an effect on the value of the positions so held, or may result in Merrill Lynch having interests or positions adverse to that of the Company or Portfolio Funds.

Merrill Lynch, or other funds advised by Merrill Lynch, may invest in Portfolio Funds on different terms than the Company, and could redeem an investment in a Portfolio Fund at a time that is disadvantageous for the Portfolio Fund and the Company.

The Company, when the Adviser deems it appropriate, may borrow funds from affiliates of the Adviser to the extent permitted by applicable law at rates negotiated with such affiliate (which may not be the most favorable available to the Company). Portfolio Fund Managers may also borrow from affiliates of the Adviser, or engage in transactions with an affiliate of the Adviser in connection with which a Portfolio Fund pledges collateral to the affiliate. In addition, in its capacity as lender or counterparty, such affiliate may take actions, such as foreclosing on collateral, which may have a material adverse effect on the Company. The Company will not be entitled to, and may not receive, any special consideration or forbearance by such affiliate in the exercise of such affiliate’s rights as a result of the Company’s relationship with the Adviser.

A Portfolio Fund may purchase investments that are issued, or the subject of an underwriting or other distribution, by Merrill Lynch. A Portfolio Fund may invest, directly or indirectly, in the securities of companies affiliated with Merrill Lynch or in which Merrill Lynch has an equity or participation interest. The purchase, holding and sale of such investments by a Portfolio Fund may enhance the profitability of Merrill Lynch’s own investments in such companies.

The Adviser may invest the Company’s cash reserve in investment funds managed or maintained by the Adviser or one or more of its affiliates, to the extent permitted by applicable law. In such event, the Company pays any expenses and fees associated with such investment, including any fees payable to the Adviser or its affiliates. Accordingly, the Adviser has a conflict of interest in evaluating any such investment.

Other present and future activities of Merrill Lynch may give rise to additional conflicts of interest.

Portfolio Funds

Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or transactions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Company will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on

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behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s net asset value and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services.

Any determination of the value of the Company’s interest in a Portfolio Fund is ultimately the responsibility of the Board of Directors.

SUBSCRIPTIONS FOR UNITS

Subscription Terms

The Company intends to accept initial and additional subscriptions for Units made after the Closing Date (expected to be on or about January 3, 2005, provided the Company has received subscriptions prior to such date in an amount the Adviser believes, in its sole discretion, is sufficent to effectively implement the investment program for the Company; however, if the Company has not received an amount the Adviser considers sufficient to implement the Company’s investment program by March 4, 2005, the Company will promptly return each investor’s investment) as of the first business day of each calendar month, except that the Company may offer Units more frequently as determined by the Board of Directors. Any amounts received in advance of the initial or subsequent closings will be placed in a non-interest bearing escrow account with the Escrow Agent prior to their investment in the Company. The investor must also submit a completed subscription agreement and any other required documentation before the applicable subscription date, which must be received by the Company at least fifteen calendar days prior to the proposed subscription date (or, if any such date is not a business day, the immediately preceding business day). The Company reserves the right to reject any subscription for Units, and the Company may, in its sole discretion, suspend subscriptions for Units at any time and from time to time. To assist the Company in meeting its “know your customer” obligations, subscriptions generally will be accepted only from investors having brokerage accounts with MLPF&S or who have had a prior business relationship with FAMD or another approved Distributor (the “brokerage accounts”). Subscriptions are subject to the receipt of cleared funds from such account, prior to the applicable subscription date and in the full amount of the subscription. Cleared funds must be available in such account no later than seven business days prior to the particular subscription date. Although the Transfer Agent may accept, in the Company’s sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received.

An investor purchases Units in the Company. The Units represent a capital account maintained on the investor’s behalf that reflects the purchaser’s pro rata share of the Company’s capital. An investor’s capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Company in that amount. The minimum initial investment from each investor is $25,000 (net of any distribution fees described below), and the minimum additional investment is $10,000. An investor’s subscription for Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Company until such time as the Company offers to repurchase the Units in a tender offering. See “Redemptions, Repurchases and Transfers of Units” below. The Board of Directors may, in its discretion, cause the Company to repurchase a Member’s entire interest in the

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Company (i.e., all Units held by the Member) if the Member’s capital account balance, as a result of repurchase or transfer requests by the Member, is less than $25,000 (or any lower amount equal to the Member’s initial subscription amount net of distribution fees).

Each new Member must agree to be bound by all of the terms of the LLC Agreement.

For subscribers who have accounts with FAMD or MLPF&S, initial and any additional contributions to the capital of the Company will be payable in one installment and will be debited directly by FAMD or MLPF&S, on behalf of the Company, from each investor’s brokerage account (unless other arrangements are permitted by the Board of Directors). Subscribers who do not have accounts with FAMD or MLPF&S must make funds available to the Distributor servicing their account, in order for the funds to be placed in the Company’s escrow account pending the subscriber’s admittance as a Member. Although the Company may accept contributions of securities in the sole discretion of the Board of Directors, the Company has no intention at present of doing so. If the Company chooses to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets.

Following the receipt of the initial subscriptions for Units under this Prospectus, the Board of Directors may determine to liquidate the Company. The Company would then liquidate as soon as practicable, and return to Members the amount of their subscriptions.

Eligible Investors

The Company intends to sell Units in the Company only to prospective investors who meet the definition of “accredited investor” as defined in Regulation D under the 1933 Act. Investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) are referred to in this Prospectus as “Eligible Investors.” In addition, to assist the Company in meeting its “know your customer” obligations, an Eligible Investor generally must have a brokerage account with MLPF&S or have had a prior business relationship with FAMD or another approved Distributor. Existing Members subscribing for additional Units must be Eligible Investors at the time of each additional subscription. Qualifications that must be met in becoming a Member are summarized in the subscription agreement that must be completed by each prospective investor. The qualifications necessary for an investor to meet the definition of “accredited investor” are described in Appendix A to the Prospectus.

Distribution Fees

Distributors may be retained by the Company to assist in the distribution of Units and will generally be entitled to a fee for such services. As of the date of this Prospectus, FAMD, an affiliate of the Adviser, has been selected as the Company’s Distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

A Distributor will generally be entitled to receive a fee from each investor in the Company whose Units the Distributor places. The specific amount of the distribution fee paid with respect to a Member is generally dependent on the size of the investment in the Company, but will not exceed 3% of the subscription amount. (Subject to that limit, however, the applicable schedule of distribution fees may vary among distribution agents.) In accordance with the National Association of Securities Dealers, Inc.’s (“NASD”) Conduct Rules, FAMD in its capacity as the Distributor has agreed to cap its fees at 3% of the total aggregate offering price of the Units. In addition, the compensation paid by the Company, and any compensation paid by the Adviser, to FAMD in its capacity as the

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Service Agent and to the Member Service Providers for providing ongoing investor and account maintenance services (as described under “Member and Account Services Arrangements” above) will be capped at 5% of the total aggregate offering price of the Units. The fees to be received by FAMD in its capacity as Distributor, and the fees to be received by FAMD and any Member Service Providers for providing ongoing investor and account maintenance services, have been deemed by the NASD to be underwriting compensation in connection with the offering of Units.

    The distribution fee will be charged as a percentage of a prospective investor’s subscription amount. The distribution fee represents a payment in addition to the subscription, and it will not constitute a capital contribution made by the investor to the Company. The distribution fee may be adjusted or waived at the sole discretion of the Distributor in consultation with the Company, and is expected to be waived for Merrill Lynch and its affiliates, including the Adviser, the directors, partners, principals, officers and employees of each of these entities, and employees of the Distributor and certain of their affiliates. A Distributor may, in its sole discretion, aggregate investments made through certain related accounts (including family trusts or other similar investment vehicles) in determining the applicable rate for the calculation of distribution fees.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

No Member or other person holding Units acquired from a Member will have the right to require the Company to redeem the Units. No public market for Units exists, and none is likely to develop in the future. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Company, as described below.

Repurchases of Units

The Company may from time to time repurchase Units from Members in accordance with written tenders by Members at those times, in those amounts, and on terms and conditions as the Board of Directors may determine in its sole discretion. Each such repurchase offer may be limited and will generally apply to 5-15% of the net assets of the Company. In determining whether the Company should offer to repurchase Units from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Directors that the Company offer to repurchase Units from Members quarterly on the last business day of March, June, September and December. In determining whether to accept such a recommendation, the Board of Directors will consider the following factors, among others:
•	whether any Members have requested to tender Units to the Company;
•	the liquidity of the Company’s assets (including fees and costs associated with withdrawing from Portfolio Funds);
•	the investment plans and working capital and reserve requirements of the Company;
•	the history of the Company in repurchasing Units;
•	the availability of information as to the value of the Company’s interests in underlying Portfolio Funds;
•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax or regulatory consequences to the Company of any proposed repurchases of Units; and
•	the recommendations of the Adviser.

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The Company will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Directors determines, in its sole discretion, to be fair to the Company and to all Members. The value of a Member’s Units that are being repurchased will be equal to the value of the Member’s capital account (or the portion of it being repurchased) as of the date of the repurchase, after giving effect to all allocations that are made as of that date. When the Board of Directors determines that the Company will repurchase Units, notice will be provided to Members describing the terms of the offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members deciding whether to tender Units during the period that a repurchase offer is open may obtain the net asset value of their Units by contacting the Transfer Agent during the period at the contact number provided in the Member’s repurchase materials.

Repurchases of Units from Members by the Company may be paid, in the discretion of the Company, in cash, or by the distribution of securities in kind, or partly in cash and partly in kind. The Company, however, expects not to distribute securities in kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Units from Members. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. The Company does not impose any charges in connection with repurchases of Units.

In light of liquidity constraints associated with investments in Portfolio Funds and that the Company may have to effect withdrawals from those Funds to pay for Units being repurchased, the Company expects to employ the following repurchase procedures:
•	If the Board of Directors elects to offer to repurchase Units, the Company will send each Member a repurchase offer that explains the terms and conditions of the repurchase. This repurchase offer will be sent to Members at least 20 business days prior to the date on which the Member must notify the Company that the Member has elected to tender Units to the Company.
•	A Member choosing to tender Units for repurchase must do so by the Notice Date, which generally will be the 25th calendar day of the second month prior to that containing the date as of which Units are to be repurchased. Units or portions of them will be valued as of the Valuation Date, which is generally expected to be the last business day of March, June, September or December. This means, for example, that the Notice Date for a repurchase offer having a December 31 Valuation Date would be October 25.
•	Promptly after the Notice Date, the Company will issue each Member whose Units (or portion of them) have been accepted for repurchase a promissory note (the “Promissory Note”), which will be held by the Transfer Agent, entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Units.
•	The Promissory Note will be non-interest bearing and non-transferable. Payment in respect of the Promissory Note will be made as of the later of (1) a period of within 45 days after the Valuation Date, or (2) if the Company has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Units, within ten business days after the Company has received at least 90% of the aggregate amount withdrawn from the Portfolio Funds.
•	Although the amounts required to be paid by the Company under the Promissory Note will generally be paid in cash, the Company may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The Company intends to make an in-kind payment only under the limited circumstance where the Company receives an in-kind distribution from a Portfolio Fund of transferable securities that the Company cannot liquidate itself prior to making the distribution.

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If modification of the Company’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures reasonably designed to provide Members substantially the same liquidity for Units as would be available under the procedures described above.

In the event that the Adviser or any of its affiliates holds Units in the capacity of a Member, the Units may be tendered for repurchase in connection with any repurchase offer made by the Company.

Payment for repurchased Units may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Company’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of Units also may result in the Company incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Adviser intends to take measures, subject to such policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units.

A Member tendering for repurchase only a portion of its Units will be required to maintain a capital account balance of at least $25,000 (or any lower amount equal to the Member’s initial subscription amount net of distribution fees) after giving effect to the repurchase. If a Member tenders an amount that would cause its capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be repurchased from the Member so that the required minimum balance is maintained or to repurchase the Member’s entire interest in the Company.

The LLC Agreement grants the Board of Directors the authority to repurchase the Units, or any portion of them, of a Member or any person acquiring Units from or through a Member, without consent or other action by the Member or other person, if the Board of Directors in its sole discretion determines that:
•	the Units have been transferred in violation of the LLC Agreement or have vested in any person other than by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the Member;
•	ownership of the Units by a Member or other person is likely to cause the Company to be in violation of, or subject the Company to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Units by a Member may be harmful or injurious to the business or reputation of the Company, or may subject the Company or any Member to an undue risk of adverse tax or other fiscal or regulatory consequences;
•	any of the representations and warranties made by a Member or other person in connection with the acquisition of Units was not true when made or has ceased to be true;
•	with respect to a Member subject to Special Laws or Regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold Units; or
•	it would be in the best interests of the Company for the Company to repurchase the Units or a portion of them.

In the event that the Board of Directors determines that the Company should, without the additional consent of the Member, repurchase the Units of such Member, or any person acquiring Units from or through the Member, such repurchases will be subject to the following repurchase procedures unless otherwise determined by the Board of Directors from time to time:

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•	Units (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Directors, shall be the last business day of the month in which the Company intends to repurchase the Units);
•	promptly after the Board of Directors determines that the Company should repurchase the Units of a Member, or any person acquiring Units from or through a Member, pursuant to the authority granted in the LLC Agreement, the Company will give to such person whose Units (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Member”) notice of the Company’s intent to repurchase the Units and the expected Compulsory Repurchase Valuation Date for such Units;
•	promptly after the Compulsory Repurchase Valuation Date, the Company will issue to the Compulsorily Repurchased Member a promissory note (the “Compulsory Repurchase Promissory Note”), which will be held by the Transfer Agent, entitling the Compulsorily Repurchased Member to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased Units; and
•	the Compulsory Repurchase Promissory Note will be non-interest bearing and nontransferable. Payment in respect of the Compulsory Repurchase Promissory Note will be made as of the later of (i) a period of within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Company has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of Units, within ten business days after the Company has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.

Transfers of Units

Except as otherwise described below, no person may become a substituted Member without the written consent of the Company, which consent may be withheld for any reason or no reason in its sole discretion. Units held by a Member may be transferred only:
•	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the Member; or
•	under certain limited circumstances, with the written consent of the Company, which may be withheld in the sole discretion of the Board of Directors and is expected to be granted, if at all, only under extenuating circumstances.

Unless the Company consults with legal counsel and counsel confirms that the transfer will not cause the Company to be treated as a “publicly traded partnership” taxable as a corporation, the Company generally will not consent to a transfer unless the following conditions are met:
•	the transferring Member has been a Member for at least six months;
•	the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Units; and
•	the transfer is (1) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, for example, certain transfers to affiliates, gifts and contributions to family entities, (2) to members of the transferring Member’s immediate family (siblings, spouse, parents or children), or (3) a distribution from a qualified retirement plan or an individual retirement account.

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     Notice to the Company of any proposed transfer of Units must include evidence satisfactory to the Company that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) are Eligible Investors. Notice of a proposed transfer of Units must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Company generally will not consent to a transfer of Units by a Member unless the transfer is to a single transferee or, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is not less than $25,000. A Member transferring Units may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Company or the Administrator in connection with the transfer. In connection with any request to transfer Units, the Company may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Company as to such matters as the Company may reasonably request.

Any transferee acquiring Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of a Member or otherwise will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to transfer the Units in accordance with the LLC Agreement, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers Units with the approval of the Company, the Company will promptly take all necessary actions so that each transferee is admitted to the Company as a Member.

In subscribing for Units, a Member agrees to indemnify and hold harmless the Company, the Board of Directors, the Adviser, each other Member and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member or a substituted Member in connection with any such transfer.

TAX ASPECTS

The following is a summary of certain aspects of the U.S. federal income taxation of the Company and its Members that should be considered by a prospective investor. The Company has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Company, nor, except as noted below, has it obtained an opinion of counsel with respect to such matters.

The summary of the U.S. federal income tax treatment of the Company set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed, temporary and final) (the “Regulations”) and administrative rulings in existence as of the date of this Prospectus, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Company. Nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as foreign persons, insurance companies, financial institutions, dealers, partnerships or other pass-through entities for U.S. federal income tax purposes and certain former citizens or residents of the United States. Each prospective Member should consult with his, her or its own tax advisor in order to fully understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Company.

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Entities exempt from U.S. federal income tax should, in addition to reviewing the discussion below, focus on those sections of this Prospectus regarding liquidity and other financial matters to determine whether the investment objective of the Company is consistent with their overall investment plans. Each prospective tax-exempt investor is urged to consult its own tax advisor regarding the tax consequences of the ownership and disposition of Units.

The Company may not receive tax information from the Portfolio Managers to which it has allocated capital sufficiently timely to enable it to prepare its tax information in time for Members to file their own tax returns without obtaining an extension of the time to file from the IRS or state or local taxing authorities. Accordingly, investors are likely to be required to obtain extensions of time for filing their income tax returns. Members are encouraged to consult their tax advisors concerning how such delayed reporting may affect their individual tax situations.

Tax Treatment of the Company’s Operations

     Classification of the Company. Prior to commencement of operations, the Company will receive an opinion of Shearman & Sterling LLP, counsel to the Company, substantially to the effect that based on the Code and the Regulations, as in effect on the date of the opinion, as well as under relevant authority interpreting the Code and the Regulations and certain representations of the Adviser, the Company will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation. Shearman & Sterling LLP also will provide the Company with an opinion substantially to the effect that based upon, among other things, the restrictions on transferability of the Units and the limitations on any right to have the Units repurchased by the Company at the request of the Member, the anticipated operations of the Company and certain representations of the Adviser, the Company will not be treated as a “publicly traded partnership” taxable as a corporation.

     The opinions of counsel to be received by the Company are not binding on the IRS or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge by the IRS, changes in the Code or the Regulations or judicial interpretations of the Code or the Regulations, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of that income, other than in certain repurchases of Units, would be treated as dividend income eligible for taxation at long-term capital gains rates when received by the Members to the extent of the current and accumulated earnings and profits of the Company (as determined under U.S. federal income tax principles); and Members would not be entitled to report profits or losses realized by the Company. One consequence would be a significant reduction in the after-tax return to the Members.

The balance of the discussion below is based on the assumption that the Company will be treated as a partnership for U.S. federal income tax purposes. Unless otherwise indicated, references herein to the tax consequences of the Company’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Company, and those indirectly attributable to the Company as a result of it being an investor in a Portfolio Fund treated as a pass-through entity for U.S. federal income tax purposes. It is expected that most of the Portfolio Funds will be treated as pass-through entities for U.S federal income tax purposes.

Members, Rather than the Company, Subject to U.S. Federal Income Tax. As an entity taxed as a partnership, the Company itself is not subject to U.S. federal income tax but will be required to file an annual partnership information return with the IRS that reports the results of its operations. Each Member will be required to take into account on the Member’s U.S. federal income tax return the Member’s distributive share of

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the Company’s net long-term capital gain or loss, net short-term capital gain or loss and all items of ordinary income or loss. Each Member will be taxed on the Member’s distributive share of the Company’s taxable income and gain regardless of whether the Member has received or will receive a distribution from the Company. A Member may have taxable income for a taxable year for which it has incurred an economic loss with respect to its interest in the Company.

Partnerships such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the Members. If the Company is eligible, the Company may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the IRS. No assurance can be given that, if the election is made, the anticipated benefits will be realized. In addition, the election could in some cases have an adverse effect on the Members.

Allocation of Gains and Losses. Under the LLC Agreement, the Company’s net capital appreciation or net capital depreciation for each fiscal period is allocated among the Members and to their capital accounts without regard to the amount of income or loss recognized by the Company for U.S. federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit recognized by the Company for each taxable year generally are to be allocated for U.S. federal income tax purposes among the Members pursuant to the Regulations, based upon amounts of the Company’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior fiscal years (or selected portions thereof).

Under the LLC Agreement, the Company has the discretion to allocate specially an amount of the Company’s capital gain or loss (including short-term capital gain or loss) and ordinary income or loss for U.S. federal income tax purposes to a withdrawing Member to the extent that the Member’s capital account exceeds his, her or its U.S. federal income tax basis in the Units, or such Member’s U.S. federal income tax basis in the Units exceeds his, her or its capital account. No assurance can be given that, if the Company makes such a special allocation, the IRS will accept the allocation. If the allocation were successfully challenged by the IRS, the amount of income or loss allocated to particular Members for U.S. federal income tax purposes may be increased or reduced or the character of such income or loss may be modified.

Allocations of gain, income or loss for U.S. federal income tax purposes may be adjusted at any time by the Company to the extent the Company determines in good faith that such adjustments (i) would more equitably reflect the economic allocations or (ii) would otherwise be in the overall best interests of the Members.

Tax Elections; Tax Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) if a partnership election has been made under Section 754 of the Code. Under the LLC Agreement, the Company, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the consent of the IRS. The effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement this election, the Company currently does not intend to make this election.

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The Company decides how to report the partnership items on the Company’s tax returns, and all Members are required under the Code to treat the items consistently on their own tax returns, unless they file a statement with the IRS disclosing the inconsistency. In light of the uncertainty and complexity of certain applicable U.S. tax laws, the IRS may not agree with the manner in which the Company’s items have been reported. In the event that the income tax returns of the Company are audited by the IRS, the tax treatment of the Company’s income and deductions generally will be determined at the Company level in a single proceeding rather than by individual audits of the Members. Audit changes made to the Company’s tax returns would result in corresponding changes to Members’ tax returns. An audit of the Company could lead to an audit of the Members. Such audits could result in the determination of tax deficiencies with respect to the Members which deficiencies are not related to the investment in the Company.

MLIM LLC will be the Company’s “tax matters partner” within the meaning of the Code and in that capacity will have the authority to bind certain Members to settlement agreements and will have the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

Cash Distributions and Withdrawals. A Member receiving a cash distribution from the Company in connection with a complete or partial withdrawal from the Company, including a repurchase of the Member’s Units, generally will recognize capital gain to the extent of the excess, if any, of the proceeds received by the Member over the Member’s adjusted tax basis in her, his or its Units. Such capital gain will be short-term or long-term, depending upon the Member’s holding period for his, her or its Units. A Member who completely or partially withdraws from the Company will, however, recognize ordinary income to the extent the Member’s allocable share of the Company’s “unrealized receivables” exceeds the Member’s tax basis in the unrealized receivables (as determined under the Regulations). For these purposes, accrued but untaxed market discount, if complete withdrawal from the Company, including a repurchase of the Member’s Units, and then only if the any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member’s tax basis in his, her or its Units will be reduced (but not below zero) by the amount of a cash distribution. A Member will recognize a loss only as a result of a cash distribution in connection with a Member’s adjusted tax basis in his, her or its Units exceeds the amount of the distribution.

The Company may specially allocate items of the Company’s capital gain (including short-term capital gain) or ordinary income to a withdrawing Member to the extent the Member’s capital account would otherwise exceed the Member’s adjusted tax basis in his, her or its Units. The special allocation may result in the withdrawing Member’s recognizing short-term capital gain or ordinary income instead of long-term capital gain during the tax year in which the Member receives its liquidating distribution upon withdrawal.

Distributions of Property. A Member’s receipt of a distribution of property from the Company is generally not taxable, except that a distribution consisting of “marketable securities” generally is recharacterized as a distribution of cash (rather than property) unless the Company is an “investment partnership” and the Member is an “eligible partner” within the meaning of the Code. The Board of Directors will determine at the appropriate time whether the Company qualifies as an “investment partnership.” If the Company so qualifies, and if a Member is an “eligible partner,” which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

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Tax Treatment of Company Investments

In General. The Company expects that it and the Portfolio Funds will act as traders or investors, and not as dealers, with respect to their respective securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts, whereas a dealer is a person who purchases securities for resale to customers rather than for investment or speculation. As noted above, unless otherwise indicated, references in the discussion to the tax consequences of the Company’s investments, activities, income, gain and loss include the direct investments, activities, income, gain and loss of the Company, and those indirectly attributable to the Company as a result of it being an investor in a Portfolio Fund that is treated as a pass-through entity for U.S. federal income tax purposes.

     Gains and losses realized by a trader or an investor on the sale of securities generally are capital gains and losses. The Company thus expects that its gains and losses from its securities transactions (directly or through the Portfolio Funds) generally will be capital gains and losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company or a Portfolio Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. Special rules, however, apply to the characterization of capital gain realized with respect to certain regulated futures contracts, non-U.S. currency forward contracts and certain options that qualify as “Section 1256 Contracts,” which are described below. The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to certain other transactions may serve to alter the manner in which the Company’s or a Portfolio Fund’s holding period for a security is determined or may otherwise affect the characterization as short-term or long-term (including the conversion of long-term capital gain to short-term capital gain), and also the timing of the recognition, of certain gains or losses (including the deferral of certain losses). Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company or a Portfolio Fund.

Constructive Ownership Transactions. The Company or a Portfolio Fund may acquire a derivative position with respect to the Portfolio Funds or the underlying investment funds, respectively, which may be treated as constructive ownership of such funds. A constructive ownership transaction includes holding a long position under a notional principal contract or entering into a forward or futures contract with respect to certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets when the options have substantially equal strike prices and substantially contemporaneous maturity dates. If the Company or a Portfolio Fund has long-term capital gain from a “constructive ownership transaction,” the amount of the gain that may be treated as long-term capital gain by the Company or a Portfolio Fund is limited to the amount that the Company or the Portfolio Fund would have recognized if it had been holding the financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, an interest charge (at the rate applicable to the underpayments of tax) would be imposed on tax liability treated as having been deferred with respect to any amount recharacterized as ordinary income for each year that the constructive ownership transaction was open.

Original Issue Discount, Market Discount, Partnership Units and Swaps. The Company or a Portfolio Fund may realize ordinary income from dividends with respect to shares of stock and accruals of interest on debt obligations. Pursuant to recently enacted legislation, certain dividends received by the Company or a Portfolio Fund may be eligible, in the case of non-corporate Members, for taxation at long-term capital gain rates. The Company or a Portfolio Fund may hold debt obligations with “original issue discount,” in which case the Company or the Portfolio Fund would be required to include amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. The Company or a Portfolio Fund may also

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acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount, or its share of such market discount in the case of an obligation held by a Portfolio Fund, that accrued during the period the debt obligation was held by the Company or a Portfolio Fund. In addition, the Company may realize ordinary income or loss if a Portfolio Fund or any of the underlying investment funds is engaged in a trade or business. Income or loss from transactions involving certain derivatives, such as the periodic payments from notional principal contract transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company or a Portfolio Fund in connection with equity swaps, interest rate swaps, and the notational principal contracts in a transaction not considered to be part of a trade or business likely would be considered “miscellaneous itemized deductions” which, for a noncorporate Member, may be subject to restrictions on their deductibility.

Conversion Transactions. Gain recognized by the Company or a Portfolio Fund from certain “conversion transactions” will be treated as ordinary income. In such a transaction, substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction. Included among conversion transactions specified in the Code and the Regulations are: (1) the holding of any property (whether or not actively traded) and entering into a contract to sell the property (or substantially identical property) at a price determined in accordance with the contract, but only if the property was acquired and the contract was entered into on a substantially contemporaneous basis, (2) certain straddles, (3) generally, any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain, or (4) certain other transactions.

Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Company (directly or through a Portfolio Fund) frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Company’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. In particular, gains and losses of the Company on the acquisition and disposition of non-U.S. currency (for example, the purchase of non-U.S. currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Company collects the receivables or pays the liabilities may be treated as ordinary income or loss.

The Company or a Portfolio Fund may enter into non-U.S. currency forward contracts, or non-U.S. currency futures contracts or acquire put and call options on non-U.S. currencies. If the Company or a Portfolio Fund acquires non-U.S. currency futures contracts or option contracts (not including those that are Section 1256 Contracts unless the Company or the Portfolio Fund elects otherwise), or any non-U.S. currency forward contracts, however, any gain or loss realized by the Company or the Portfolio Fund with respect to such contracts will be ordinary, unless (1) the contract is a capital asset in the hands of the Company or the Portfolio Fund and is not a part of a straddle transaction and (2) an election is made (by the close of the day on which the transaction is entered) to treat the gain or loss attributable to the contract as capital gain or loss. If those conditions are met, gain or loss recognized on the contract will be treated as capital gain or loss; if the contract is a Section 1256 Contract, Section 1256 of the Code will govern the character of any gain or loss recognized on the contract.

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Options Contracts. Gain or loss realized by the Company or a Portfolio Fund from a closing transaction with respect to call and put options written by the Company or the Portfolio Fund, or gain from the lapse of such options, generally will be treated as short-term capital gain or loss. Gain or loss realized by the Company or a Portfolio Fund from the call and put options purchased by the Company or the Portfolio Fund (other than options that are Section 1256 Contracts, as discussed below), as well as any loss attributable to the lapse of such options, generally will be treated as capital gain or loss. Such capital gain or loss generally will be long-term or short-term depending upon whether the Company or the Portfolio Fund held the particular option for more than one year.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Company or a Portfolio Fund at the end of a taxable year of the Company or a Portfolio Fund will be treated for U.S. federal income tax purposes as if they were sold by the Company or a Portfolio Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Company’s or a Portfolio Fund’s obligations under such contracts), must be taken into account by the Company or the Portfolio Fund in computing its taxable income for the year. If a Section 1256 Contract held by the Company or a Portfolio Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark to market rules.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions described under “Currency Transactions” above are met. These gains and losses will be taxed under the general rules described above. If a noncorporate taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by a noncorporate taxpayer may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carry-back does not increase or produce a net operating loss for the year.

A “securities futures contract” is not treated as a Section 1256 Contract, except when it meets the definition of a “dealer securities futures contract.” A “securities futures contract” is any security future as defined in Section 3(a)(55)(A) of the Securities Exchange Act of 1934, as amended, which generally provides that a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. The Code provides that any gain or loss from the sale or exchange of a securities futures contract (other than a “dealer securities futures contract”) is considered as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates. As a result, if the underlying security would be a capital asset in the taxpayer’s hands, then gain or loss on the securities futures contract would be capital gain or loss. In general, capital gain or loss from the sale or exchange of a securities futures contract to sell property (that is, the short side of such a contract) will be treated as short-term capital gain or loss.

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Any “dealer securities futures contract” is treated as a Section 1256 Contract. A “dealer securities futures contract” is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in such contracts or options and (2) is traded on a qualified board or exchange. Any gains or losses with respect to dealer securities futures contracts allocable to limited partners are treated as short-term capital gains or losses. However, it is not expected that the Company or a Portfolio Fund would be considered a dealer for these purposes.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts. Under certain Regulations, the Company (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for U.S. federal income tax purposes. The application of the Regulations’ mixed straddle account rules is not entirely clear, so no assurance can be given that a mixed straddle account election by the Company or a Portfolio Fund will be accepted by the IRS.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company’s or a Portfolio Fund’s hands. Except with respect to certain situations in which the property used to close a short sale has a long-term capital gain holding period on the date on which the short sale is entered into, gains on short sales generally will be short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Company or a Portfolio Fund for more than one year. In addition, the holding period of “substantially identical property” held by the Company or a Portfolio Fund may be suspended.

Gain or loss on a short sale will generally not be realized until the time at which the short sale is closed. If, however, a short sale is subject to the constructive sale rules, as described below, the Company or a Portfolio Fund generally will recognize gain on the date it acquires the property as if the short sale position were closed on that date.

Constructive Sales. If the Company or a Portfolio Fund enters into a short sale of, or a futures, or forward contract to deliver, or an offsetting notional principal contract with respect to, appreciated positions in stock or certain debt obligations or partnership interests, the Company or the Portfolio Fund may be taxed as if the appreciated position were sold at its fair market value on the date the Portfolio Fund entered into such position. Similar rules would apply if the Company or a Portfolio Fund has entered into a position that is a short sale, offsetting notional principal contract, or a futures or forward contract with respect to property, the position has appreciated in value, and the Company or the Portfolio Fund acquires the same or substantially identical property. In such event, the Company or the Portfolio Fund would be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. The consequences with respect to any other open appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale. Transactions that are identified as hedging or straddle transactions under other provisions of the Code may be subject to the constructive sale rules.

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Effect of Straddle Rules on Members’ Securities Positions. The IRS may treat certain positions in securities held, directly or indirectly, by a Member and his, her or its indirect interest in similar securities held by the Company or a Portfolio Fund as “straddles” for U.S. federal income tax purposes. The application of the “straddle” rules in such a case could affect a Member’s holding period for the securities involved and may defer the recognition of losses with respect to the securities. The Company will not generally be in a position to furnish to Members information regarding the securities positions of the Company or the Portfolio Funds that would permit a Member to determine whether the Member’s positions in securities held outside the Company and the Member’s indirect positions in securities held by the Company or the Portfolio Funds should be treated as offsetting positions for purposes of the straddle rules.

Mark-to-Market Election. If the Company or a Portfolio Fund is considered to be a trader in securities, the Company or the Portfolio Fund will be permitted to elect to “mark to market” its positions in such securities, except to the extent to which, in general, such securities have no connection to the trading activities of the Company or the Portfolio Fund, as the case may be, and the Company or the Portfolio Fund clearly identifies such securities as being held for investment. If the mark-to-market method is elected, the Company or a Portfolio Fund generally would be required to recognize gain or loss on any security held in connection with its activities as a trader at the close of a taxable year, such gain or loss would be determined as if such security were sold at its fair market value on the last business day of the taxable year, and such gain or loss (both from actual sales and from marking-to-market) would be taken into account by the Company as ordinary income or loss for the taxable year. The Company has not made this election and does not presently intend to do so. It is possible, however, that one or more Portfolio Funds have made, or will make, the mark-to-market election with respect to their securities positions.

Limitation on Deductibility of Interest and Short Sale Expenses. The Code limits the ability of noncorporate taxpayers to deduct “investment interest,” which, in general, is interest on indebtedness that is properly allocable to property held for investment (including any amount allowable as a deduction in connection with personal property used in a short sale). Investment interest is deductible in the current year only to the extent of the taxpayer’s “net investment income,” consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses treated as interest). For this purpose, any long-term capital gain or dividend taxable at long-term capital gain rates is excluded from net investment income unless the taxpayer elects to pay tax on such gain or dividend at ordinary income tax rates.

The Company’s or a Portfolio Fund’s activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member’s share of the interest and short sale expenses attributable to the Company’s or the Portfolio Fund’s activities. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of his, her or its distributive share of the Company’s ordinary losses attributable to interest and short sale expenses unless he, she or it had sufficient investment income from all sources, including the Company. A Member that could not deduct interest or short sale expenses currently as a result of the application of the provisions described above would be entitled to carry forward such expenses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance his, her or its investment in the Company. Potential investors should consult their own tax advisors with respect to the application of the investment interest limitation to their particular tax situations.

Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses including, for example, investment advisory fees of an individual, trust or estate are generally deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code restricts the ability of an individual

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with an adjusted gross income in excess of a specified threshold amount to deduct these investment expenses. Under the Code, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such expenses (along with certain other itemized deductions) exceed the lesser of (1) 3% of the excess of the individual’s adjusted gross income over the specified threshold amount; or (2) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, these investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Under certain Regulations, the limitations on deductibility should not apply to a noncorporate Member’s share of the trade or business expenses of the Company. These limitations will apply, however, to a noncorporate Member’s share of the investment expenses of the Company (including the Management Fee, and any fee payable to a Portfolio Fund Manager, to the extent these expenses are allocable to a Portfolio Fund that is not engaged in a trade or business within the meaning of the Code or to the investment activity of the Company). The Company intends to treat its expenses attributable to a Portfolio Fund that the Company determines is engaged in a trade or business within the meaning of the Code or to the trading activity of the Company as not being subject to these limitations, although no assurance can be given that the IRS will agree with such treatment.

The consequences of the Code’s limitations on the deductibility of investment expenditures will vary depending upon the particular tax situation of each taxpayer. For that reason, noncorporate Members should consult their tax advisors with respect to the application of these limitations to their situation.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Under certain Regulations, items of “portfolio income” (i.e., generally, items of income attributable to property held for investment) are excluded from the passive activity income. In addition, trading in personal property of a type that is “actively traded” will not be treated as a passive activity for purposes of the passive loss rules. Accordingly, in the case of individuals, personal service corporations or certain closely held corporations, a Member’s distributive share of items of income, gain, deduction, or loss from the Company that is attributable to the Company’s or the Portfolio Funds’ trading of such property or portfolio income will generally not be treated as passive activity income or loss, and Company items of portfolio income and income or gains attributable to such property and allocable to such Members will not be available to offset the Members’ passive losses from sources outside the Company. However, income or loss attributable to property that is not actively traded may constitute passive activity income or loss. In this regard, certain of the assets which the Company or the Portfolio Funds may trade, may not be considered actively traded for these purposes. In addition, income or loss attributable to the Company’s investment in a Portfolio Fund engaged in a non-securities trade or business may also constitute passive activity income or loss.

Passive Foreign Investment Companies. The Company may invest in the stock of foreign corporations most of whose income consists of dividends, interest, gains, or other passive income or most of whose assets produce passive income. Such a foreign corporation may be a passive foreign investment company (a “PFIC”). Generally, as long as no more than 50% of the shares of a foreign corporation, by vote and by value, is actually or constructively owned by five or fewer U.S. persons or certain persons related to U.S. persons, a direct or indirect shareholder in such a foreign corporation should not be subject to the foreign personal holding company (“FPHC”), the foreign investment company (“FIC”) or the controlled foreign corporation (“CFC”) provisions of the Code. There can be no assurance that ownership by U.S. persons of such foreign corporations will not exceed 50%. Accordingly, a prospective Company investor is urged to consult its own tax adviser with respect to the FPHC, FIC and CFC rules.

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A U.S. person who is a direct or indirect shareholder of a PFIC generally would be subject to tax on any gain recognized upon the disposition of, or upon receipt of certain “excess distributions” with respect to, its shares in a PFIC, plus an interest charge (at the rate applicable to tax underpayments) on the tax liability treated as having been deferred. Such tax would be imposed at the highest rate of tax applicable to ordinary income (without taking into account deductions or losses from other sources) with respect to such gain that is ratably allocated to taxable years preceding the year of disposition. Any gain allocable to the taxable year of disposition would be included as ordinary income (potentially offset by deductions or losses from other sources) without an interest charge. Similar rules would apply to any distribution received by such U.S. person from a PFIC to the extent aggregate distributions during a taxable year exceed 125% of the average distributions made by the PFIC in the three preceding taxable years. The portion of an actual distribution that is not an “excess distribution” would be treated as a dividend to the extent of the PFIC’s earnings and profits as determined under U.S. federal income tax principles.

Alternatively, the Code provides rules for PFICs with respect to which a “qualified electing fund” (“QEF”) election is made by a U.S. shareholder. A shareholder making a QEF election would be required to include currently in gross income the shareholder’s pro rata share of the earnings and profits of the PFIC, whether or not distributed. Amounts included in income under a QEF election would be treated as long-term capital gain to the extent of the PFIC’s net capital gain, and the balance as ordinary income. Losses, however, would not pass through currently to the shareholder. If a QEF election were made effective from the date the shareholder first holds its shares, gain on the disposition of the shares (including by redemption or liquidation) would be eligible for treatment as capital gain and the interest charge rules would not apply.

The Company may make a QEF election with respect to a PFIC, effective from the date when the Company first owned stock in the PFIC, either directly or through a non-U.S. Portfolio Fund. A QEF election for a PFIC held by the Company through a U.S. Portfolio Fund can be made only by that Portfolio Fund. A Member cannot make this election for PFIC stock held by the Company or a Portfolio Fund. Moreover, the Company or a Portfolio Fund will be able to make a QEF election only if a PFIC agrees to provide it with certain information, and there can be no assurance that the Company will be able to obtain the PFIC’s agreement to provide such information, and thus there can be no assurance that the Company will be able to make a QEF election with respect to any PFIC.

As an alternative to the QEF election, a holder of stock of a PFIC may make a “mark to market” election if the stock of the PFIC constitutes marketable stock under the PFIC rules. “Marketable stock” is, in general, stock that is regularly traded on certain national securities exchanges or markets and, to the extent provided in the Regulations, stock in a foreign corporation that is comparable to a regulated investment company and whose stock is redeemable at its net asset value. In the event that a taxpayer validly makes a mark-to-market election with respect to stock of a PFIC, the taxpayer generally would include in income each year an amount equal to the excess, if any, of the fair market value of the stock as of the close of the taxable year over the adjusted tax basis of the stock. The taxpayer would be allowed a deduction for the excess, if any, of the adjusted tax basis ofthe stock over its fair market value, but only to the extent of any previously included mark-to-market gains. There can be no assurance that stock of a PFIC acquired by the Company would qualify as marketable stock eligible for the mark-to-market election.

Non-U.S. Taxes

Certain dividends and interest directly or indirectly received by the Company from sources outside the United States may be subject to non-U.S. withholding taxes. In addition, the Company or a Portfolio Fund may be subject to non-U.S. capital gains taxes to the extent it purchases and sells securities of non-U.S. issuers. Tax

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treaties between certain countries and the United States may reduce or eliminate such non-U.S. taxes. The Company cannot predict in advance the rate of non-U.S. tax it will directly or indirectly pay, as the amount of the Company’s or a Portfolio Fund’s assets to be invested in various countries is not known at this time and is expected to vary.

The Members will be informed by the Company as to their proportionate share of the non-U.S. taxes paid by the Company or a Portfolio Fund that they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes. A tax-exempt Member generally will not benefit from such credit or deduction.

Unrelated Business Taxable Income

Organizations that are otherwise exempt from U.S. federal income tax are nonetheless subject to taxation with respect to their “unrelated business taxable income” (“UBTI”). Except, as noted below, with respect to certain categories of exempt income, UBTI generally includes income or gain derived (either directly or through pass-through entities for U.S. federal income tax purposes) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function.

     UBTI generally does not include passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership (such as the Company) in which it is a partner. This type of income is exempt, subject to the discussion of “unrelated debt financed income” below, even if it is realized from securities trading activity that constitutes a trade or business.

UBTI includes not only trade or business income or gain as described above, but also “unrelated debt-financed income.” This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from property with respect to which there is “acquisition indebtedness” at any time during the taxable year; and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

The Company may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the IRS that indicates that income and gain with respect to short sales of publicly traded stock does not constitute income from debt-financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving “acquisition indebtedness” and not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Company recognizes income in the form of dividends and interest from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of the income that will be treated as UBTI generally will be equal to the amount of the income times a fraction, the numerator of which is the “average acquisition indebtedness” incurred with respect to the securities, and the denominator of which is the “average amount of the adjusted basis” of the securities during the taxable year.

To the extent the Company recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the portion of the gain that will be treated as UBTI will be equal to the amount of the gain times a fraction, the numerator of which is the highest amount of the “acquisition indebtedness” with respect to the securities, and the denominator

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of which is the “average amount of the adjusted basis” of the securities during the period such securities are held by the Company during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company’s debt-financed property will be taken into account. In making such a determination, for instance, a portion of losses from debt-financed securities (determined in the manner described above for evaluating the portion of any gain that would be treated as UBTI) would offset gains treated as UBTI.

The calculation of the Company’s “unrelated debt-financed income” will be complex and will depend on the amount of leverage used by the Company from time to time; the amount of leverage used by Portfolio Funds; and other UBTI generated by those Portfolio Funds. As a result of this complexity, the Company cannot predict the percentage of its income and gains that will be treated as UBTI for a Member that is an exempt organization. An exempt organization’s share of the income or gains of the Company that is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless the losses are treated as attributable to an unrelated trade or business (such as, for example, losses from securities for which acquisition indebtedness is incurred).

     To the extent that the Company generates UBTI, the applicable U.S. federal income tax rate for an exempt Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt Member. An exempt organization may be required to support, to the satisfaction of the IRS, the method used to calculate its UBTI. The Company will report to a Member that is an exempt organization information as to the portion of its income and gains from the Company for each year that will be treated as UBTI. The calculation of UBTI with respect to transactions entered into by the Company is highly complex, and for that reason, no assurance can be given that the Company’s calculation of UBTI will be accepted by the IRS.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company’s income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments that are not treated as UBTI. The possibility of realizing UBTI from its investment in the Company generally should not, as a result, affect the tax-exempt status of an exempt organization. A charitable remainder trust, however, will not be exempt from U.S. federal income tax under the Code for any year in which it has UBTI. In view of the potential for UBTI, the Company is not a suitable investment for a charitable remainder trust. A title-holding corporation or trust will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under the Code may be limited for any year in which the trust has UBTI.
A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Company.

Certain Matters Relating to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to U.S. federal excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

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Tax-exempt organizations that are private foundations, with certain exceptions, are subject to a 2% U.S. federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if a private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax. To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with those assets. A private foundation’s investment in the Company would most likely be classified as a nonfunctionally related asset. A determination that an investment in the Units constitutes a nonfunctionally related asset could cause cash flow problems for a prospective Member that is a private foundation; as such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units. This requirement would, however, be less burdensome to a private foundation to the extent that the value of its Units is not significant in relation to the value of other assets it holds.

In some instances, an investment in the Company by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. If a private foundation (either directly or together with a “disqualified person”), for example, acquires more than 20% of the capital interests or profits interests in the Company, the private foundation may be considered to have “excess business holdings.” In such a case, the foundation may be required to divest itself of its Units in seeking to avoid the imposition of an excise tax. The excise tax will not apply, however, if at least 95% of the gross income from the Company is “passive” within the applicable provisions of the Code and the Regulations. The Company believes that it will likely meet the 95% gross income test, although the Company can give no assurance with respect to this matter.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, individual retirement accounts (“IRAs”) and Keogh plans should consult their counsel as to the U.S. tax implications of investing in the Company. See also “ERISA Considerations.”

Tax Shelter Disclosure Regulations

Certain Regulations and revenue procedures set forth the circumstances under which certain transactions must be disclosed in a disclosure statement attached to a taxpayer’s U.S. federal income tax return (a copy of such statement must also be sent to the IRS Office of Tax Shelter Analysis). In addition, the Regulations impose a requirement on certain “material advisors” to maintain a list of persons participating in such transactions, which list must be furnished to the IRS upon written request. These regulations can apply in situations not conventionally considered to involve “tax shelters.” Consequently, it is possible that such disclosure could be required by any or all of the Company, a Portfolio Fund or the Members (i) if the Company or a Portfolio Fund incurs a significant foreign currency loss on certain foreign currency transactions or a significant loss with respect to a position that formed part of a straddle (in each case, in excess of a threshold computed without regard to offsetting gains or other income or limitations); (ii) if a Member or the Company incurs a loss (in each case, in excess of a threshold computed without regard to offsetting gains or other income or limitations) from the disposition (including by way of withdrawal) of Units or an interest in a Portfolio Fund, respectively; (iii) if the Company’s or a Portfolio Fund’s activities result in certain book/tax differences; or (iv) possibly in other circumstances. Furthermore, the Company’s material advisors could be required to maintain a list of persons investing in the Company pursuant to the Regulations.

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Certain State and Local Taxation Matters

Prospective investors should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Company.

State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member’s distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Member is a resident. The Company or a Portfolio Fund may conduct business in a jurisdiction that will subject to tax a Member’s share of the income derived from that business. A prospective Member should consult his, her or its tax advisor with respect to the availability of a credit for such tax in the jurisdiction in which the Member is a resident.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to ERISA or Section 4975 of the Code (collectively, “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Company.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan that is subject to ERISA (an “ERISA Plan”), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; and (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Company may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company would not be considered to be “plan assets” of any Plan investing in the Company for purposes of ERISA’s fiduciary responsibility and the prohibited transaction rules of ERISA and Section 4975 of the Code. For that reason, none of the Adviser, Portfolio Fund Managers, the Distributors, the Custodian or the Escrow Agent will be fiduciaries with respect to those Plans within the meaning of ERISA.

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The Company will require an ERISA Plan proposing to invest in the Company to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Company’s investment objective, policies and strategies; and that the decision to invest ERISA Plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser, the Portfolio Fund Managers, the Distributors, the Custodian or the Escrow Agent or with other entities that are affiliated with such a person. Each of the Adviser, the Portfolio Fund Managers, the Distributors, the Custodian and the Escrow Agent and their affiliates may be deemed to be a “party in interest” or “disqualified person” to a Plan and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA and Section 4975 of the Code prohibit Plan assets to be used for the benefit of a party in interest or a disqualified person and also prohibit an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Company is a transaction that is prohibited by ERISA or Section 4975 of the Code. A fiduciary of a Plan investing in the Company will be required to represent: that the decision to invest in the Company was made by it as a fiduciary that is independent of the Adviser, the Portfolio Fund Managers, the Distributors, the Custodian and the Escrow Agent and their affiliates; that it is duly authorized to make such investment decision; and it has not relied on any individualized advice or recommendation of the Adviser, a Portfolio Fund Manager, the Distributors, the Custodian and the Escrow Agent or their affiliates, as a primary basis for the decision to invest in the Company, and that its investment in the Company will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ADDITIONAL INFORMATION REGARDING THE LIMITED LIABILITY COMPANY AGREEMENT

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. Certain amendments to the LLC Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Member adversely affected by the amendments or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Directors) to tender all of his, her or its Units for repurchase by the Company. In addition, amendments that would modify the provisions of the LLC Agreement regarding amendment procedures (if material) or the Company’s indemnification obligations may be made only with the unanimous consent of the Members and, to the extent required by the 1940 Act, approval of a majority of the Directors (and, if so required, a majority of the Independent Directors).

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Power of Attorney

In subscribing for Units, an investor will appoint Merrill Lynch Alternative Investments LLC as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company. This power of attorney, which will be contained in an investors’ subscription agreement, is a special power of attorney and is coupled with an interest in favor of the Company and as such will be irrevocable and will continue in full force and effect, notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or part of the Member’s Units, except that when the transferee of such Units has been approved by the Board of Directors for admission to the Company as a substitute Member, or upon the withdrawal of a Member pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

REPORTS TO MEMBERS

The Company will furnish to Members as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Fund Manager’s delay, however, in providing this information will delay the preparation by the Company of tax information for investors, which will likely require Members to seek extensions of the time for filing their tax returns, or could delay the preparation of the Company’s annual report. The Company will send to Members an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

TERM, DISSOLUTION AND LIQUIDATION

The Company will be dissolved upon, among other things, the affirmative vote to dissolve the Company by: (1) a majority of the Board of Directors (including a majority of the Independent Directors); or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members of the Company. The Company will also be dissolved as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Directors (or its delegate), acting as liquidator (or, if the Board of Directors is unable to perform this function or designate an appropriate delegate to do so, a liquidator elected by the Members holding a majority of the total number of votes eligible to be cast by all Members and whose fees will be paid by the Company), is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described above under the caption “Capital Accounts and Allocations — Allocation of Net Profits and Net Losses.”

Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a proportionate basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

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FISCAL YEAR

For accounting purposes, the Company’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Company will adopt the 12-month period ending December 31 of each year as its taxable year, unless otherwise required by applicable law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND LEGAL COUNSEL

The Board of Directors has selected Deloitte & Touche LLP as the independent registered public accountants of the Company. Deloitte & Touche LLP is responsible for the auditing of the annual financial statements of the Company. Deloitte & Touche LLP’s principal business address is located at 1700 Market Street, Philadelphia, Pennsylvania 19103.
Shearman & Sterling LLP, New York, New York 10022, serves as legal counsel to the Company, the Adviser and their affiliates with respect to the Company.

INQUIRIES AND FINANCIAL INFORMATION

Inquiries concerning the Company and the Units (including information concerning subscription and withdrawal procedures) should be directed to:

Merrill Lynch Alternative Investments LLC Princeton Corporate Campus 800 Scudders Mill Road Section 2G Plainsboro, New Jersey 08536 (866) MER-ALTS ((866) 637-2587) (866) ASK-MLIM ((866) 275-6546)

Appendix B to this Prospectus provides financial information regarding the Company. The Company’s financial statements have been audited by Deloitte & Touche LLP.

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APPENDIX A

INVESTOR QUALIFICATIONS

        In order to be eligible to purchase Units in the Company, a prospective investor must, among other things, meet the definition of “accredited investor” as defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”). Regulation D defines the following persons (or entities) as accredited investors:

(a) a bank as defined in section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

(b) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;

(c) an insurance company as defined in section 2(13) of the 1933 Act;

(d) an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a business development company as defined in section 2(a)(48) of the 1940 Act;

(e) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

(f) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors within the meaning of the 1933 Act;

(h) a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(i) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(j) a natural person who had an individual income in excess of $200,000 in each of the last two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(k) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

(l) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

(m) an entity, other than a partnership, S corporation or grantor trust, in which all of the equity owners are accredited investors within the meaning of the 1933 Act.

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APPENDIX B

FINANCIAL STATEMENTS

MULTI-STRATEGY HEDGE OPPORTUNITIES, LLC
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 26, 2004

Assets
Cash	$ 100,000
Deferred Offering Costs	$ 446,600

Total Assets	$ 546,600

Liabilities
Liabilities and accrued expenses	$ 446,600

Net Assets — 100,000 units of limited liability
company interests issued and outstanding	$ 100,000

Net Asset Value Per Unit of
Limited Liability Company Interests	$ 1.00

Notes to Statement of Assets and Liabilities:

(1)	Multi-Strategy Hedge Opportunities, LLC (the “Company”) was organized as a Delaware limited liability company on March 16, 2004 and is registered under the Investment Company Act of 1940 as a closed end, non-diversified management investment company. The Company has not had any transactions other than those related to organizational matters and the sale of 100,000 units of limited liability company interests to Merrill Lynch Investment Managers LLC.

(2)	The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers LLC (the “Adviser”). The Adviser receives a fee from the Company at the annual rate of 1.50% of average monthly net assets of the Company. The Company has also entered into a Member Services Agreement with FAM Distributors, Inc. (the “Service Agent”). The Service Agent receives a servicing fee from the Company at the annual rate of 0.25% of average monthly net assets of the Company and is entitled to receive a distribution fee of up to 3% of an investor’s subscription amount. Certain officers and/or directors of the Company are officers and/or directors of the Adviser.

(3)	Deferred offering costs consist of registration fees, legal fees and printing costs related to preparing the initial registration statement, and will be amortized over a 12-month period beginning with the commencement of operations of the Company. The Adviser, on behalf of the Company, will incur organizational costs of approximately $150,000.

(4)	The Company’s statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from estimates.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of
Multi-Strategy Hedge Opportunities LLC

We have audited the accompanying statement of assets and liabilities of Multi-Strategy Hedge Opportunities LLC (the “Fund”) as of August 26, 2004. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Fund as of August 26, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
September 1, 2004

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